LEASE AGREEMENT
                                 ---------------

                         LANDLORD: Beiler-Campbell Inc.

                         TENANT:   First National Bank of Chester County

                         CENTER:   Beiler-Campbell Center - PhaseII


ARTICLE I :  GRANT AND BASIC TERMS.............................................1
         1.1.     Basic Terms and Definitions..................................1
         1.2.     Grant of Leasehold...........................................3
         1.3.     Commencement of Lease........................................3
         1.4.     Common Areas.................................................3
         1.5.     Commencement of Minimum Rent and Additional Rent.............4
         1.6.     Lease Term...................................................4
         1.7.     Condition of Leased Premises.................................4
         1.8.     Tenant's Work................................................5
         1.9.     Center Provisions............................................5
         1.10.    Option To Renew.................... .........................5

ARTICLE II :  RENT.............................................................5
         2.1.     Minimum Rent.................................................5
         2.2.     Percentage Rent.  (Intentionally Omitted)....................6
         2.3.     Gross Receipts Defined.  (Intentionally Omitted).............6
         2.4.     Tenant's Records.   (Intentionally Omitted)..................6
         2.5.     Audit.   (Intentionally Omitted).............................6
         2.6.     Taxes and Insurance..........................................6
         2.7.     Interest on Delinquent Rent..................................7
         2.8.     Late Fee.....................................................7
         2.9.     Returned Checks..............................................7

ARTICLE III :  CONDITION OF LEASED PREMISES....................................8
         3.1.     Landlord's Obligations.  [Intentionally Omitted.
                                            See section 1.06]..................8
         3.2.     Landlord's Work..............................................8

ARTICLE IV :  CONDUCT OF BUSINESS..............................................8
         4.1.     Use of Leased Premises.......................................8
         4.2.     Operation of Business........................................8

ARTICLE V :  COMMON AREAS......................................................8
         5.1.     Control of Common Areas by Landlord..........................8
         5.2.     Common Area Maintenance Contribution.........................9
         5.3.     Definitions..................................................9

ARTICLE VI :  ALTERATIONS, LIENS AND SIGNS....................................10
         6.1.     Alterations.................................................10
         6.2.     Tenant Shall Discharge All Liens............................10
         6.3.     Signs, Awnings and Canopies.................................11

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ARTICLE VII :  MAINTENANCE OF LEASED PREMISES, SURRENDER AND RULES............11
         7.1.     Maintenance, Repair, and Replacement by Tenant..............11
         7.2.     Maintenance by Landlord.  [Intentionally omitted]...........12
         7.3.     Surrender of Leased Premises................................12
         7.4.     Rules and Regulations.......................................12

ARTICLE VIII :  INSURANCE AND INDEMNITY.......................................14
         8.1.     Casualty Insurance..........................................14
         8.2.     Waiver of Subrogation.......................................14
         8.3.     Increase in Fire Insurance Premiums.........................14
         8.4.     Liability Insurance.........................................14
         8.5.     Indemnification of Landlord.................................15
         8.6.     Plate Glass Insurance.......................................15
         8.7.     Liquor Liability Insurance..................................15
         8.8.     Insurance Policy............................................15

ARTICLE IX :  UTILITIES.......................................................16
         9.1.     Utility Charges.............................................16

ARTICLE X :  PRIORITY OF LEASE................................................16
         10.1.    Subordination...............................................16
         10.2.    Notice to Landlord of Default...............................17
         10.3.    Estoppel Certificate........................................17
         10.4.    Attornment..................................................18

ARTICLE XI :  ASSIGNMENT AND SUBLETTING.......................................18
         11.1.    Consent Required............................................18

ARTICLE XII :  WASTE, GOVERNMENTAL AND INSURANCE REQUIREMENTS.................19
         12.1.    Waste or Nuisance...........................................19
         12.2.    Governmental and Insurance Requirements.....................19
         12.3.    Hazardous Substances........................................19

ARTICLE XIII :  PROMOTION FUND................................................21
         13.1.    [Intentionally Deleted].....................................21

ARTICLE XIV :  DESTRUCTION OF LEASED PREMISES.................................21
         14.1.    Partial Destruction.........................................21
         14.2.    Substantial Destruction.....................................21
         14.3.    Destruction of Center.  [Intentionally Omitted].............21

ARTICLE XV :  EMINENT DOMAIN..................................................21
         15.1.    Condemnation................................................21

ARTICLE XVI :  DEFAULT OF TENANT..............................................22

         16.1.    Tenant's Default............................................22
         16.2.    Remedies....................................................23
         16.3.    Further Remedies of Landlord:...............................24
         16.4.    Legal Expenses:.............................................27
         16.5.    Failure to Pay; Interest....................................27

ARTICLE XVII :  ACCESS BY LANDLORD............................................27
         17.1.    Right of Entry..............................................27

ARTICLE XVIII :  TENANT'S PROPERTY............................................27
         18.1.    Taxes on Leasehold..........................................27
         18.2.    Loss and Damage.............................................28

                                       2
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         18.3.    Notice by Tenant............................................28

ARTICLE XIX : HOLDING OVER; SUCCESSORS........................................28
         19.1.    Holding Over................................................28
         19.2.    Successors and Assigns......................................28

ARTICLE XX :  QUIET ENJOYMENT.................................................28
         20.1.    Landlord's Covenant.........................................28

ARTICLE XXI :  MISCELLANEOUS..................................................29
         21.1.    Waiver......................................................29
         21.2.    Accord and Satisfaction.....................................29
         21.3.    No Partnership..............................................29
         21.4.    Force Majeure...............................................29
         21.5.    Landlord's Liability........................................29
         21.6.    Notices and Payments........................................30
         21.7.    Financial Statements........................................30
         21.8.    Captions and Section Numbers................................30
         21.9.    Definitions.................................................30
         21.10.   Partial Invalidity..........................................31
         21.11.   Recording...................................................31
         21.12.   Entire Agreement............................................31
         21.13.   Jury Trial; Claims; Survival................................31
         21.14.   Applicable Law..............................................32
         21.15.   Consents and Approvals......................................32
         21.16.   Authority...................................................32
         21.17.   Interpretation..............................................32
         21.18.   Brokers.....................................................33

ARTICLE XXII :  SECURITY AND RENT DEPOSITS....................................33
         22.1.    Amount of Security Deposit..................................33
         22.2.    Use and Return of Security Deposit..........................33
         22.3.    Rent Deposit................................................34

ARTICLE XXIII :  TENANT AND COVENANTS; EASEMENTS..............................34
         23.1.    Tenant Covenants............................................34
         23.2.    Landlord Covenant...........................................34
         23.3.    Easements...................................................34



EXHIBITS
--------
        The Center's Overall Development Plan..........................Exhibit A
        Leased Area Diagram............................................Exhibit B
        Disclosure For Confession of Judgment..........................Exhibit C
        Estoppel Certificate...........................................Exhibit D
        Construction Requirements for Tenant's Improvements............Exhibit E

                                 LEASE AGREEMENT
                                 ---------------

THIS LEASE AGREEMENT (the "Lease") is entered into pursuant to the following terms and conditions:

                        ARTICLE I: GRANT AND BASIC TERMS

1.1. Basic Terms and Definitions.
     ---------------------------
     This Lease is subject to the following basic terms and definitions:

          (a) Date of Lease: May 1, 2007

          (b) Landlord: Beiler-Campbell Inc

              Address:                    402 Bayard Road
                                          Kennett Square, PA 19348
                                          Attn: Brian Campbell
                                          Phone:    610 444 7600

              Tax ID Number:              23-274000

          (c) Tenant:                     First National Bank of Chester County
              Branch Address:             904 E Baltimore Pike
                                          Kennett Square, PA 19348

              Billing and Notices Address:PO Box 523
                                          West Chester, PA  19381
                                          Attn:  Vice President Real Estate

              Tax I.D. Number:            23-1209886

          (d) Center:                     Beiler-Campbell Center - Phase II
              Address:                    904 E Baltimore
                                          Pike Kennett Square, PA 19348

          (e) Tenant's "Leased Premises": Pad Site highlighted and identified on
                                          Exhibit "B."

          (f) Rental Term: 10 years,  subject to adjustment  pursuant to Section
          1.05 and subject to validly exercised Renewal Term(s) consisting of; Three consecutive five year renewal periods and one four year renewal period. (the "Renewal Term" or "Renewal Terms.")

          (g) Construction Commencement Date: subject to Section 1.06

          Lease Commencement Date: May 1, 2007 subject to Sections 1.02 and 1.05 Lease Expiration Date: April 30, 2017 subject to Sections 1.02 and
          1.05 Rent Commencement Date: May 1. 2007 subject to Section 1.04

          Once actual dates are known, these dates shall be confirmed in writing by both parties as required by Section 1.02.

          (h) Minimum Monthly Rent:  $10,0000.00  (see Section 2.01) Due 1st day
                                     of each month:

          See Rent Schedule attached as APPENDIX 1.
          ---                           ----------
          Minimum Annual Rent:  $120,000.00 See Rent Schedule attached as
                                            ---
                                APPENDIX 1.
                                ----------

          (i) Option(s) to Renew: See Section 1.09. Three consecutive five year renewal periods and one four year renewal period

          (j) Use of Leased Premises (see Section 4.01): Retail Bank Branch or other commercial use consistent with the operation or administration of a state or federally chartered bank.

          (k) Trade Name of Tenant (see Section 4.01): First National Bank of Chester County

          (l) "Broker": B.K. Campbell, Inc. (see Section 21.18)

          (m) Security Deposit None (see Section 22.01)

          (n) Rent Deposit: None (see Section 22.03)

          (o) "Additional Rent": Landlord will provide reasonably detailed estimates of Tenant's proportionate contributions for Common Area Operating Costs, and other common charges no later than thirty (30) days before the Lease Commencement Date.

          (p) Late Fee on Rent and Other Charges (See Section 2.08): 5% after 10 days late

          (q) Returned Check Fee (See Section 2.09): $50.00

          (r) CAM Admin Fee (See Section 5.03): 7.5% of Total CAM Costs

          (s) Condition of Leased Premises. See Section 1.06.

1.2. Grant of Leasehold.
     ------------------
          Landlord hereby demises and leases to Tenant, and Tenant rents from Landlord, the Leased Premises as depicted on Exhibit "B." The Leased Premises is within the Center, the overall Development Plan for which is attached as Exhibit "A," subject to all of the terms and conditions of this Lease.

1.3. Commencement of Lease.
     ---------------------
          The Lease Term shall commence on the date that Landlord substantially completes Landlord's Work (hereinafter "Lease Commencement Date"). As used in this Lease, the terms (i) "Landlord's Work" shall mean the completion of all common site work applicable to the Leased Premises. "Common Site Work" shall include the following: (i) clearing and grading the Leased Premises including the Limited Common Area) to within six inches of grading standards required by applicable code, (ii) providing temporary and permanent water (domestic and fire), fire hydrants including lateral lines to within five (5) feet of the Leased Bank Pad; (iii) installation of fire hydrants in a number and in such places as the local governing jurisdiction shall require, including lateral lines within five (5) feet of the Leased Bank Pad; (iv) providing main trunk sanitary and storm sewer lines, permanent electric, gas and telephone service within five (5) feet of the Leased Bank Pad, and underground pipes and off site and on site storm and flood water detention areas and catch basins; (v) providing the parking lot, sidewalk and interior roads (including entrances and exit driveways, but excluding building sidewalks, loading docks and loading ramps) and curbs associated therewith, all as shown on Exhibit A, (vi) providing a parking lot lighting system, parking lot identification signs, traffic control signs and entrance and exit signs; (vii) providing landscaping for all nonbuilding areas including trees, shrubs, planters within the parking and driving areas, (viii) off site improvements including any necessary road improvements, traffic signals, median cuts, acceleration and deceleration lanes as shown on Exhibit A. "Substantially complete" and "substantial completion" shall mean the date that the Landlord's Work has been completed in compliance with all applicable Township regulations, ordinances, and laws, with the exception of minor items which can be completed without material interference of the installation of fixtures or improvements for Tenant's business. Upon substantial completion of the foregoing and Tenants obtaining all required governing approvals including approval of The Office of the Comptroller of the Currency (OCC); such approvals to be obtained no later than April 30, 2007, the parties shall sign a Tenant Estoppel Certificate in the form attached hereto as Exhibit "D" that establishes the Lease Commencement Date, Rent Commencement Date, and expiration of the Term and Renewal Periods.

1.4. Common Areas.
     ------------
          (a) Use of Common Areas. The use and occupation by Tenant of the Leased Premises shall include the use, in common with others entitled thereto, of the Common Areas (as defined in Section 5.03), employees' parking areas, service roads, loading facilities, sidewalks within the Center (other than sidewalks appurtenant to Tenant's Building) and customer car parking areas of the Center, and such other facilities as may be designated from time to time by Landlord, subject, however, to the terms and conditions of this Lease. Landlord may designate certain portions of the parking areas as reserved for use of certain tenants or customers of certain tenants. All parking rights are also subject to all applicable local rules, regulations, and ordinances. Landlord shall not permit any construction, plantings or truck or delivery parking within the cross-hatched area on Exhibit "B" that will impede or obstruct any site lines or vehicle or pedestrian vision of the Building or Tenants approved signage.

          (b) Limited Common Area. Limited Common Area is that area depicted on Exhibit "B," attached hereto, that is designed exclusively for use by Tenant in connection with the Leased Premises. Where applicable, it is specifically intended that Tenant's parking areas and sidewalks shall be considered part of the Limited Common Area and any "drive-thru" window facilities, sidewalks and loading dock areas appurtenant to Tenant's Building shall be considered part of the Leased Premises. Costs for maintenance, repair, replacement and any and all other expenses associated with the Limited Common Elements shall, unless otherwise determined by Landlord, be considered part of the costs of the Common Areas and shared proportionately among all tenants within the Center.

1.5. Commencement of Minimum Rent and Additional Rent;Delay Payment
     --------------------------------------------------------------
          Tenant's obligation to pay Minimum Rent shall commence on May 1, 2007 (hereinafter the "Rent Commencement Date"). Tenant's obligation to pay Additional Rent shall also commence on the Rent Commencement Date.

          Concurrently with the date of this Lease, Tenant shall pay Landlord Eighty Thousand Dollars ($80,000) as payment to Landlord of compensation
     ----------------            -------
     lost by Landlord by reason of Tenant's extended delay selecting the Leased Premises for a bank branch site and entering into this Lease.

1.6. Lease Term.
     ----------
          The term of this Lease shall commence on the Lease Commencement Date, continue for Ten (10) years beginning on the Rent Commencement Date (subject, if applicable, to validly exercised Renewal Terms). In the event the Rent Commencement Date is other than the first day of the month, the period between the Rent Commencement Date and the first full day of the first full month next succeeding shall be added to the Rental Term, and therefore, the first year of the Rental Term shall be deemed to be extended to include such partial month and the following twelve (12) months so as to end on the last day of the month.

1.7. Condition of Leased Premises.
     ----------------------------
          Landlord shall make all commercially reasonable efforts to complete the Center within eighteen (18) months from the date that adequate public sewage capacity is available for the Center. Tenant shall take and use the Leased Premises on an "as is" basis, provided that Landlord shall warrant that the Leased Premises shall be delivered to Tenant in substantial compliance with all building and other applicable municipal codes or laws, which warranty shall remain in effect for a period of one (1) year after the Rent Commencement Date.

1.8. Tenant's Work.
     -------------
          Other than Landlord's Work, Tenant shall make all other necessary improvements to the Leased Premises to operate Tenant's business, including, but not limited to, the construction of a building on the Leased Premises and the installation of sewer, water and any other utilities not provided by Landlord as part of Landlord's Work ("Tenant's Work"). Tenant's Work shall be subject at all times to Landlord's approval and all of the terms and conditions contained in Exhibit "E" attached to, and incorporated into, this Lease, and any limitations expressed in the notes listed on Exhibit "B."

1.9. Center Provisions.
     -----------------
          No rights or remedies shall accrue to Tenant arising out of the failure of Landlord to construct or lease any other parts of the Center or from any changes in occupancy by tenants in the Center. It is understood that said Exhibit "A" sets forth the general layout of the Center but shall not be deemed as a warranty, representation or agreement on the part of Landlord that the Center layout will be exactly as depicted on said Exhibit, and Landlord specifically reserves the right from time to time and without the consent of Tenant: (i) to change the number, size, height (including additional stories) or locations of the buildings or common areas in the Center as Landlord may deem proper; (ii) to change or modify any means of ingress or egress; (iii) construct building(s) and/or kiosk(s) on or in the common area; or (iv) to add additional land or buildings or both to the Center.

1.10. Option To Renew.
      ---------------
          Provided Tenant is not in default of any material term, condition or covenant contained in this Lease beyond any applicable cure period, Tenant shall have the option of renewing this Lease for the Renewal Term or Renewal Terms on the same terms and conditions as provided herein. An option for a successive Renewal Term shall only be capable of exercise in the event that the option for the preceding Renewal Term has been validly exercised.
          Notice of the exercise of such Option to Renew shall be given by Tenant to Landlord in writing no later than one hundred eighty (180) days prior to expiration of the Original Term or the previous Renewal Term.

                               ARTICLE II : RENT

2.1. Minimum Rent.
     ------------
          Minimum Rent hereunder shall be as set forth in Section 1.00(h) and shall be payable in monthly installments in advance, without set off, on the first day of each and every month throughout the Lease Term from the Rent Commencement Date at the office of Landlord or at such other place designated by Landlord, without any prior demand. Minimum Rent for any fractional month shall be prorated and payable in advance. For purposes of this Lease, the Gross Leasable Area of the Leased Premises shall be deemed to be that set forth in Section 1.00(e).

2.2. Percentage Rent. (Intentionally Omitted)
     ---------------
2.3. Gross Receipts Defined. (Intentionally Omitted)
     ----------------------
2.4. Tenant's Records. (Intentionally Omitted)
     ----------------
2.5. Audit. (Intentionally Omitted)
     -----
2.6. Taxes and Insurance.
     -------------------
          Tenant shall pay to Landlord as Additional Rent (i) its proportionate share of real estate taxes, special taxes and assessments and all insurance for the Center (excluding any tenants separately taxed or charged for insurance) and (ii) any separate or special assessment related to the Building. If the ground that constitutes the Leased Premises shall be assessed as a separate parcel for real estate tax purposes, then, notwithstanding the obligations described in subsection (i), above, Tenant shall (in lieu of the obligation to pay a proportionate share of real estate taxes applicable to the Center) pay 100% of any taxes on the Leased Premises directly to the local taxing jurisdiction on or before the last day before any penalties or interest for late payment may be assessed or charged. Insurance shall include all risk coverage, fire insurance for the full replacement value of the improvements, extended coverage and all other perils coverage, loss of rents coverage, plus all endorsements and other coverages required as the result of the operation of the Center by Landlord and all Tenants. Landlord shall notify Tenant of the amount of such charges, including with such notification copies of tax and insurance bills, and Tenant shall pay Landlord such amounts within fifteen (15) days from the date of notice to it by Landlord. Tenant's proportionate share is the fraction, the numerator of which is the Gross Leasable Area in the Leased Premises and the denominator of which is the total Gross Leasable Area of the Center (excluding any tenants separately taxed or charged for insurance), provided that if the taxes for the Center are increased materially because of assessment of Tenant's improvements at a higher rate than other tenants in the Center, Tenant agrees to pay any such excess taxes and provided further that Tenant shall be responsible for all additional fire insurance premiums as set forth in Section 8.03. Landlord, at Landlord's option, may bill Tenant on a monthly basis based on one-twelfth (1/12) of the estimated annual amount for taxes and insurance as estimated by Landlord, and Tenant shall pay said cost for tax and insurance with monthly Minimum Rent on the first day of each month in advance. The initial estimate shall be as set forth in Section 1.00(o). In the event that Tenant's payments in such year exceed Tenant's proportionate share of the actual tax and insurance costs, Tenant shall be credited the amount of the overpayment. If Tenant's proportionate share of the actual tax and insurance costs exceeds the payments made in such year by Tenant, Tenant shall pay the difference to Landlord within thirty (30) days of receiving a detailed statement therefor from Landlord or Tenant shall be in default of the Lease. In the event Tenant does not make said payment monthly, Tenant shall be in default of this Lease. Additionally, with respect to taxes:

          (a) Right to Contest  Assessments.  Landlord  may  contest any and all
              -----------------------------
     such real estate taxes. If the result of any such contest shall be a reduction in the amount of the real estate taxes so contested, that portion of any refund, reduction, credit or recovery from the taxing authorities with respect to such real estate taxes which is in the same proportion of the total refund or recovery as Tenant's share of taxes, shall belong to

     Tenant, and the balance shall belong to Landlord. The reasonable cost of any such contest shall be paid as Additional Rent in the same proportionate share as the real estate taxes are paid.

          (b) Real Estate Tax. Real estate tax means:  (i) any fee, license fee,
              ---------------
     license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing or judicial authority against the Center or land upon which the Center is located; (ii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Center by any governmental agency; (iv) any tax imposed upon this transaction, or based upon a re-assessment of the Center due to a change in ownership or transfer of all or part of Landlord's interest in the Center; and (v) any charge or fee replacing any tax previously included within the definition of real property tax.

2.7. Interest on Delinquent Rent.
     ---------------------------
          All delinquent Minimum Rent and Additional Rent and all other charges due under this Lease shall accrue interest at a rate equal to the maximum amount permitted by law, irrespective of and in addition to any Late Fees charged pursuant to Article 2.08 of this Lease, from the due date of such payment and shall constitute other rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord upon demand. Payment shall not be deemed received if Tenant's payment is not actually collected (such as charges for returned checks).

2.8. Late Fee.
     --------
          In the event that any monthly payment of rent provided for in this Lease is received by Landlord on or after the tenth (10th) day of the month, or any other charge provided for in this Lease shall become overdue for a period in excess of ten (10) days, Tenant shall pay to Landlord a late charge of five ($.05) cents for each dollar ($1.00) overdue, each month that it remains overdue, to cover the extra expense involved in handling delinquent payments.

2.9. Returned Checks.
     ---------------
          In the event Landlord receives a check from Tenant written on insufficient funds, Landlord may charge Tenant a $50.00 fee to reimburse Landlord for its costs and expenses. In the event Tenant has two (2) checks returned by the bank, for any reasons whatsoever, Landlord has the right to require all future payments from Tenant to be paid in either certified funds, a bank check or money order.

                   ARTICLE III : CONDITION OF LEASED PREMISES

3.1. Landlord's Obligations. [Intentionally Omitted. See section 1.06].
     ----------------------
3.2. Landlord's Work.
     ---------------
          The  obligation to perform the  Landlord's  Work  described in Section
     1.02 shall constitute Landlord's sole obligation to prepare the Leased Premises for occupancy by the Tenant, unless otherwise agreed by the Landlord in writing.

                        ARTICLE IV : CONDUCT OF BUSINESS

4.1. Use of Leased Premises.
     ----------------------
          Tenant shall use the Leased Premises solely for the purpose set forth in Section 1.00(j).

4.2. Operation of Business.
     ---------------------
          Tenant shall use its best efforts to open for business in accordance with Section 4.1 within four (4) months after the Lease Commencement Date. Tenant shall operate the Leased Premises in good faith during the Term hereof and be open for business to the general public at least six days for a minimum of 40 hours per week. Tenant agrees not to operate another location that is open for business to the general public for the same use as described in 1.00(j) within a two (2) mile radius of the Center during the Term of this Lease (excluding any In-Store branch operation, which will be allowed under this restriction)

                            ARTICLE V : COMMON AREAS

5.1. Control of Common Areas by Landlord.
     -----------------------------------
          The Common Areas as defined in this Lease shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, revoke, modify and enforce reasonable rules and regulations with respect to all or any part of said facilities. Landlord shall also have the right to close all or any portion of said areas or facilities to such extent as may, in the opinion of Landlord's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; and to do and perform such other acts in and to said areas and improvements, and/or revise and develop the same, as Landlord shall determine to be advisable, with a view to the improvement of the convenience and use thereof by the tenants of the Center and their customers, provided proper access to the Leased Premises is maintained. Notwithstanding the foregoing, Landlord will in all cases maintain access to Route 1 and Bayard Road for ingress and egress from all Common Areas. Additionally, Landlord shall create and maintain a Site and Directory Sign (Appendix II) and Tenants identity shall appear at the top of the sign and occupy 1/6th (.167%) of the Signs capacity. Concurrently with the date of this Lease, Landlord and the owner ("Adjacent Owner") of the lot on which is located the Access Easement shown on Exhibit "A" (the "Access Easement) shall execute and record in the Recorder of Deeds Office of Chester County an access easement (reasonably acceptable to Tenant) granting non-exclusive perpetual vehicular access to and from the Leased Premises and Bayard Road.

5.2. Common Area Maintenance Contribution.
     ------------------------------------
          During each calendar year or any portion thereof during the lease term, Tenant will pay to Landlord as Additional Rent, subject to the limitations hereinafter set forth, a proportion of the common area maintenance costs hereinafter defined based upon the ratio that the square feet of Gross Leasable Area in Leased Premises leased to Tenant herein bears to the total square feet of all of the Gross Leasable Area leased and available for lease to all tenants in the Center, excluding for any item of costs the square footage of Gross Leasable Area allocated to any tenant responsible for directly paying such costs; provided, however, if any item of common area maintenance cost for the Center is increased materially because of Tenant's use, Tenant shall additionally pay for such excess cost. Tenant's share of such costs shall be estimated by Landlord on an annual basis for each calendar twelve (12) month period ending on December 31, prorating fractional years. The initial estimate shall be as set forth in Section 1(o). Tenant shall pay such estimated charge in monthly installments on the first day of each month in advance, and shall pay any excess charge within thirty (30) days of receiving a detailed statement therefor from Landlord or Tenant shall be in default of the Lease. In the event that Tenant's payments in such year exceed Tenant's proportionate share of the actual common area maintenance costs, Tenant will be credited the amount of the overpayment. Notwithstanding the foregoing, Tenants share of Common Area Charges shall not include any brokers commission for releasing.

5.3. Definitions.
     -----------
          For the purpose of this paragraph, "Common Area Maintenance Costs" means the total costs and expense incurred in operating, managing, maintaining, repairing, relocating, modifying, renovating and replacing the Common Areas hereinafter defined, including without limitation the costs of maintaining flags, banners, retaining walls, fences, bird houses, bridges, equipment and fees for the operation of loud speakers and other equipment supplying music to Common Areas, detention ponds, fire sprinkler system, utility lines and resurfacing or patching the parking areas and labor associated with line painting, sidewalks and curbs, security and traffic control, security alarm systems, exterior building painting and repairs, public liability and umbrella insurance, gardening, watering and landscaping, lighting, maintenance of sanitary control, all costs for utilities to Common Areas, removal of snow (including removal of snow from roof and canopy), ice, drainage, rubbish, and other refuse, costs to remedy or comply with governmental and/or hazardous or environmental and hazardous waste matters, or repair or installation of equipment for energy-saving or safety purposes, reserves for future maintenance and repair work (which Tenant hereby authorizes Landlord to use as necessary), any costs associated with any merchants' association for the Center, Christmas and seasonal decorations, depreciation on equipment and machinery used in maintenance, cost of personnel required to provide such services, including all wages, workmen's compensation insurance, employee benefits, unemployment insurance, social security insurance, medical insurance and all other taxes and costs of maintaining such employees, and such other items of cost and expense which are relatable to proper maintenance of the Common Areas, plus seven and one half percent (7.5%) of all of the foregoing costs to cover the administrative cost relative to the Common Areas.

          "Common Areas" means all areas, space, equipment, and special services provided by Landlord for common or joint use and benefit of the occupants of the Center, their employees, agents, servants, customers and invitees, including without limitation parking areas, access roads, driveways, retaining walls, fences, bird houses, bridges, landscaped and vacant areas, detention ponds, loading facilities, pedestrian malls, walkways, ramps, wash rooms, fountains, shelters, signs, security, lighting fixtures and equipment, cost of utility service, and the areas appurtenant to each of the aforesaid, the Limited Common Area and any other areas maintained for the benefit of the Center. Landlord shall have the right to modify the Common Areas from time to time as deemed reasonable by Landlord.

                   ARTICLE VI : ALTERATIONS, LIENS AND SIGNS

6.1. Alterations.
     -----------
          The requirements of this Section 6.1 shall apply to Tenant's Work as described in Section 1.7 and any alterations thereafter. Tenant shall not make or cause to be made any alterations, including additions and improvements, to the Leased Premises or to any exterior signs, shades or awnings that are inconsistent with the style and features intended by Landlord to be employed within the Center. Any alterations shall be subject to Landlord's written approval and made at Tenant's sole expense. Any roof penetrations necessitated by Tenant's use of Leased Premises shall be performed by Landlord's contractor at Tenant's expense only upon receipt of Landlord's written approval. Tenant shall provide its own trash containers for construction debris; use service entrances to the Leased Premises, if any; conduct no core drillings during business hours; and disrupt other tenants as little as possible. Tenant shall secure any and all governmental permits, approvals or authorizations required in connection with any such work and shall hold Landlord harmless from any and all liability, costs, damages, expenses (including attorney's fees) and liens resulting therefrom. All alterations (expressly including all light fixtures and floor coverings, heating, ventilating, air conditioning, plumbing, lighting, and electrical systems, except: trade fixtures, trade appliances and trade equipment that do not become a part of the Leased Premises), shall immediately become the property of Landlord. Tenant shall utilize only licensed contractors or subcontractors.

6.2. Tenant Shall Discharge All Liens.
     --------------------------------
          Tenant shall promptly pay its contractors and materialmen for all work done and performed by Tenant, so as to prevent the assertion or imposition of liens upon or against the Leased Premises, and shall, upon request provide Landlord with lien waivers, and should any such lien be asserted or filed, Tenant shall bond against or discharge the same within sixty (60) days after written request by Landlord. In the event Tenant fails to remove or bond said lien within said sixty (60) days, Landlord may, at its sole option, elect to satisfy and remove the lien by paying the full amount claimed or otherwise, without investigating the validity thereof, and Tenant shall pay Landlord upon demand the amount paid out by Landlord in Tenant's behalf, including Landlord's costs and expenses with interest or Tenant shall be in default hereunder. Landlord's election to discharge liens as provided hereunder shall not be construed to be a waiver or cure of Tenant's default hereunder.

6.3. Signs, Awnings and Canopies.
     ---------------------------
          Tenant will not, without Landlord's prior written consent, place or suffer to be placed or maintained upon the roof or on any exterior door, wall, window or sidewalk of the Leased Premises, any sign, awning or canopy, or advertising matter or other thing of any kind, including satellite dishes or other communications systems, and will not without such consent place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Leased Premises. All exterior signs shall be approved in advance by Landlord, which approval shall not be unreasonably withheld, delayed, or conditioned as long as such signage complies with all applicable zoning and municipal regulations applicable to such signage, and is consistent with Tenant's original designs (completed as part of Tenant's work hereunder), or the type of signs otherwise approved by Landlord within the Center. All signs, awnings, canopies, decorations, lettering, advertising matter or other thing so installed by Tenant shall be professionally made and tasteful in design and shall at all times be maintained by Tenant, at its expense, in good condition and repair.

       ARTICLE VII : MAINTENANCE OF LEASED PREMISES, SURRENDER AND RULES

7.1. Maintenance, Repair, and Replacement by Tenant.
     ----------------------------------------------
          Tenant shall, at its expense, at all times repair, maintain, and replace (a) the roof, exterior walls, and foundations of the building constructed by Tenant on the Leased Premises (the "Building"), the interior of the Building, together with exterior entrances, all glass and all window moldings, (b) all fixtures, partitions, ceilings, floor coverings and utility lines in the Leased Premises, and all plumbing and sewage facilities within the Leased Premises including free flow up to utility owned sewer lines, and (c) all doors, door openers, equipment, machinery, appliances, signs and appurtenances thereof (including lighting, heating, air conditioning, and plumbing equipment and fixtures), in conformity with governmental regulations and all rules and regulations of the Board of Fire Underwriters, in good order, condition, maintenance and repair. If any item which Tenant is obligated to repair cannot be fully repaired and more than two (2) years are left in the Term, Tenant shall promptly replace such item. Tenant shall be responsible for any structural, interior and exterior alterations and/or repairs to the Leased Premises required by any governmental entity or insurance carrier because of Tenant's specific use of the Leased Premises or arising from damage caused by Tenant, its employees, servants or agents. If Tenant be required to make any alterations or improvements to the Leased Premises, Tenant shall proceed with same at its own cost. Tenant may contract with, at its sole cost, a reputable service company to perform routine seasonal preventive maintenance on the HVAC system. Tenant shall provide evidence of any such contract to Landlord within thirty (30) days of its effective and shall also deliver copies of all renewal contracts to Landlord as they occur. If Tenant refuses or neglects to commence or complete repairs, maintenance, preventive maintenance contract or replacements promptly and adequately, Landlord may make or complete said repairs, maintenance or replacements and Tenant shall pay the cost thereof to Landlord upon demand.

7.2. Maintenance by Landlord. [Intentionally omitted].
     -----------------------
7.3. Surrender of Leased Premises.
     ----------------------------
          At the expiration of the tenancy hereby created, Tenant shall peaceably surrender the Leased Premises, including all alterations, additions, improvements and repairs made thereto; all interior partition walls; any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; or other similar building operating equipment. The Leased Premises shall be left broom clean and in good condition and repair, reasonable wear and tear excepted. Tenant shall remove all its property not required to be surrendered to Landlord before surrendering the Leased Premises (including trade fixtures, trade equipment, signs, decorations and trade personal property) as aforesaid and shall repair any damage to the Leased Premises caused thereby. Any personal property remaining in the Leased Premises at the expiration of the lease period shall be deemed abandoned by Tenant, and Landlord may claim the same and shall in no circumstances have any liability to Tenant therefor. The cost of removing such items which are abandoned by Tenant shall be charged to Tenant. Upon termination, Tenant shall also surrender all keys for the Leased Premises to Landlord and, if applicable, inform Landlord of any combinations of locks or safes in the Leased Premises. All utilities are to be transferred into Landlord's name, effective the date of Surrender. In no event shall the utility service ever be turned off. If services are terminated, Tenant shall be solely responsible for any resulting damage to the Premises. If the Leased Premises are not surrendered at the end of the term as hereinabove set out, Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Leased Premises, including without limitation claims made by the succeeding tenant founded on such delay. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the Lease Term.

7.4. Rules and Regulations.
     ---------------------
          Tenant agrees as follows:

          (a) The delivery or shipping of goods, merchandise, supplies and fixtures to and from the Leased Premises shall be subject to such rules and regulations as in the judgment of Landlord are necessary for the proper operation of the Center.

          (b) No loud speakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside the Leased Premises without the prior written consent of Landlord.

          (c) Tenant shall not place or permit any obstructions, signage or merchandise in the outside areas immediately adjoining the Leased Premises or other Common Areas and shall not use such areas for business purposes other than for ingress and egress. So called "Sidewalk Sales" are prohibited. Any unauthorized use of the sidewalk shall result in a Two Hundred Fifty ($250.00) Dollar per day penalty to Tenant for each infraction, in addition to any and all other rights afforded the Landlord pursuant to this Lease.

          (d) Tenant and Tenant's employees shall park their cars only in those portions of the parking area designated for that purpose by Landlord. Tenant and Tenant's employee's cars not parked in the designated areas may be towed, at the owner's expense and/or Tenant shall be charged $50.00 per day for each and every day of the infraction.

          (e) Tenant shall have full responsibility for protecting the Leased Premises and the property located therein from theft and robbery.

          (f) Tenant shall not permit on the Leased Premises any act or practice which is unlawful, immoral, or which might injure the reputation of the Center.

          (g) Tenant and Tenant's employees and agents shall not solicit business in the parking or other Common Areas, nor shall Tenant distribute or place handbills or other advertising matter in or on automobiles parked in the parking areas or in other Common Areas.

          (h) Tenant shall not conduct any auction, fire, bankruptcy sales or close out sales in the Leased Premises.

          (i) Tenant shall keep the Leased Premises free and clear of rodents, bugs and vermin, and Tenant shall use, at its cost and at such intervals as Landlord shall reasonably require, a reputable pest extermination contractor to provide extermination services in the Leased Premises.

          (j) Tenant shall keep the Leased Premises and adjacent Common Areas orderly, neat, clean and free from rubbish and trash at all times and to permit no refuse to accumulate around the exterior of the Leased Premises. Tenant shall not burn any trash, rubbish or garbage in or about the Leased Premises. Trash shall be stored in a sanitary and inoffensive manner inside the Leased Premises or in screened areas approved by Landlord, and Tenant shall cause the same to be removed at reasonable intervals unless Landlord initiates a Center-wide trash removal and recycling program (which may or may not include any or all of the anchor tenants) in which case Tenant shall participate fully and such cost shall be billed as part of the Common Area maintenance as described in Article V.

          (k) The Leased Premises shall be open for business at Tenant's discretion, provided that Tenant meets the minimum standards described in
     Section 4.02. Tenant shall not be required to be open for business on legal holidays or Sundays.

          (l) To use or permit the use of the Common Areas by others to whom Landlord may grant or may have granted such rights in such manner as Landlord may from time to time designate, including but not limited to truck and trailer sales and special promotional events.

          (m) Tenant shall not use, nor permit any part of the Premises to be used, for any residential purposes whatsoever, for any period of time, no matter how brief.

          Landlord reserves the right from time to time to amend or supplement the foregoing rules and regulations and to adopt and promulgate reasonable additional rules and regulations applicable to the Leased Premises. Notice of such rules and regulations and amendments and supplements thereto, if any, shall be given to Tenant in writing. Tenant agrees to comply with all such rules and regulations, and Tenant shall be responsible for the observance of these rules and regulations by Tenant's employees, agents and invitees. The foregoing rules are solely for the benefit of Landlord, and Landlord shall have no obligation to enforce such rules for the benefit of Tenant. Landlord, at its option, may waive certain rules with respect to individual tenants. If Tenant violates any rule, Landlord may notify Tenant that Tenant is in Default.

                     ARTICLE VIII : INSURANCE AND INDEMNITY

8.1. Casualty Insurance.
     ------------------
          Tenant shall at all times keep and maintain in force and effect its own insurance coverage, protecting it from loss, damage or injury by whatever means, with respect to all furniture, fixtures, machinery, equipment, stock in trade, and all other items kept, used, or maintained by Tenant in, on, or about the Leased Premises.

8.2. Waiver of Subrogation.
     ---------------------
          Each of the parties hereto does hereby release the other party hereto from all liability for damage due to any act or neglect of the other party (except as hereinafter provided) occasioned to property owned by said parties which is or might be incident to or the result of a fire or any other casualty against loss from which either of the parties is now carrying or hereafter may carry insurance; provided, however, that the releases herein contained shall not apply to any loss or damage occasioned by the willful acts of either of the parties hereto. The parties further covenant that any insurance obtained on their respective properties shall contain an appropriate provision whereby the insurance company or companies consent(s) to the mutual release of liability contained in this paragraph.

8.3. Increase in Fire Insurance Premiums.
     -----------------------------------
          Tenant agrees not to keep, use, sell or offer for sale, in or upon the Leased Premises, any articles or goods which may be prohibited by the standard form of fire insurance policy. Tenant agrees to pay upon demand any increase in premium for fire and extended coverage insurance and all other perils that may be charged during the term of this Lease on the amount of such insurance which may be carried by Landlord on said premises, or the building of which the same are a part, resulting from the use of the Leased Premises by Tenant, whether or not Landlord has consented to such use.

8.4. Liability Insurance.
     -------------------
          Upon taking possession of Leased Premises, Tenant shall, during the entire term hereof, keep in full force and effect a policy of public liability and property damage insurance with respect to the Leased Premises and the business operated by Tenant and permitted subtenants of Tenant in the Leased Premises in which the limits of coverage shall not be less than $1,000,000 per occurrence for bodily and/or personal injuries, and in which the coverage for property damage liability shall not be less than $1,000,000 or a combined single limited of $1,000,000 with limits to be increased as reasonably requested by Landlord from time to time.

8.5. Indemnification of Landlord.
     ---------------------------
          Tenant will protect, indemnify, defend and save harmless Landlord, its agents and servants, to the extent permitted by law, from and against any and all claims, actions, damages, suits, judgments, decrees, orders, liability and expense (including costs and attorney fees) in connection with loss of life, bodily injury, personal injury and/or damage to property of whatever kind or character, howsoever caused, arising from or out of any occurrence in, upon or about the Leased Premises, or in the occupancy or use by Tenant of the Leased Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, sublessees or concessionaires, notwithstanding any possible negligence (whether sole, concurrent or otherwise) on the part of Landlord, its agents, contractors, employees or servants.

8.6. Plate Glass Insurance.
     ---------------------
          Tenant shall keep and maintain in force during the term hereof, plate glass insurance upon windows and doors in the Leased Premises.

8.7. Liquor Liability Insurance.
     --------------------------
          In the event that at any time during the term of this Lease or any extension or renewal thereof, beer, wines or other alcoholic liquors or beverages are sold or given away upon or from the Leased Premises (it being understood and agreed, however, that the foregoing provision shall not authorize the use of the Leased Premises for such purposes without the express consent of Landlord being set forth otherwise in this Lease), Tenant shall, at its sole expense, obtain, maintain and keep in force, adequate liquor liability insurance protecting Tenant and Landlord in connection therewith within policy limits acceptable to Landlord. In the event Tenant shall fail to procure such insurance where applicable, Landlord may procure the same at Tenant's expense. In the event such insurance is not carried, sales of the foregoing products shall be suspended until such coverage is in force.

8.8. Insurance Policy.
     ----------------
          The insurance required in this Article VIII shall be in form approved by Landlord. The policy shall name Tenant and Landlord as additional insured and shall contain a clause that insurer shall not cancel, materially modify or fail to renew the insurance without first giving Landlord thirty (30) days prior written notice. The insurance shall be with an insurance company approved by Landlord, authorized to do business in the State and have a policyholder's rating of no less than "A" in the most current edition of Best's Insurance Reports. A copy of the policy or a certificate of insurance shall be delivered to Landlord prior to Tenant taking possession of Leased Premises. The policy shall insure Tenant's performance of the indemnity provisions of Section 8.05 hereof.

                             ARTICLE IX : UTILITIES

9.1. Utility Charges.
--------------------
          Tenant shall be solely responsible for and promptly pay all charges for heat, water, gas, sewer, electricity, or any other utility or service used on or attributable to the Leased Premises. Landlord may elect to furnish any one or more of the above utility services, in which event Tenant shall accept and use such services as furnished by Landlord. Landlord's charges therefor shall not exceed the rates charged by local public utility companies to retail customers for the same or similar services. If any of the above utility services are billed directly to Landlord by utility companies/authorities, Landlord may estimate Tenant's usage for each twelve month period and Tenant shall pay such estimated charge(s) in monthly installments on the first day of each month in advance and shall pay any excess charge within thirty (30) days from receipt of a detailed statement from Landlord. In the event that Tenant's payments exceed Tenant's actual costs for any given year, Tenant will be credited the amount of the overpayment. The initial estimate shall be as set forth in Section 1.00(q). In no event shall Landlord be liable for an interruption or failure in the supply of any such utilities or services supplied by Landlord because of necessary repairs or improvements or for any cause beyond Landlord's control. Landlord shall pay for the initial water and sewer tap-in fees not to exceed one (1) Estimated Dwelling Unit
     (EDU) each. Any additional water and sewer tap-in fees and additional water and/or sewer assessments incurred by Tenant shall be paid for solely by Tenant.

                         ARTICLE X : PRIORITY OF LEASE

10.1. Subordination.
      -------------
          Landlord shall have the right to transfer, mortgage, assign, pledge, and convey in whole or in part the Leased Premises, the Center, this Lease and all rights of Landlord existing and to exist, and rents and amounts payable to it under the provisions hereof; and nothing herein contained shall limit or restrict any such right, and the rights of Tenant under this Lease shall be subject and subordinate to all instruments executed and to be executed in connection with the exercise of any such right of Landlord, including, but not limited to, the lien of any mortgage, deed of trust or security agreement now or hereafter placed upon the Leased Premises and the Center and to all renewals, modifications, consolidations, participations, replacements and extensions thereof, subject, however, to the condition that the holder of any mortgage or other lien on, or including, the Leased Premises to which this Lease is subordinate shall deliver to Tenant a subordination, non-disturbance and attornment agreement in form reasonably satisfactory to Tenant and such holder. Said subordination shall not require the agreement or consent of Tenant, but Tenant covenants and agrees, if requested, to execute and deliver within fifteen (15) days of receipt from Landlord such further instruments subordinating this Lease to the lien of any such mortgage, deed of trust or security agreement as shall be requested by Landlord and/or any mortgage, proposed mortgagee or holder of any security agreement, and Tenant hereby irrevocably appoints Landlord as its attorney-in-fact to execute and deliver any such instrument for and in the name of Tenant. Notwithstanding anything set out in this Lease to the contrary, in the event the holder of any mortgage or deed of trust elects to have this Lease superior to its mortgage or deed of trust, then, upon Tenant being notified to that effect by such encumbrance holder, this Lease shall be deemed prior to the lien of said mortgage or deed of trust, whether this Lease is adopted prior to or subsequent to the date of said mortgage or deed of trust.

10.2. Notice to Landlord of Default.
      -----------------------------
          In the event of any act or omission by Landlord which would give Tenant the right to terminate this Lease or claim a partial or total eviction, or make any claim against Landlord for the payment of money, Tenant will not make such claim or exercise such right until it has given written notice of such act or omission to (a) Landlord; and (b) the holder of any mortgage, deed of trust or other security instrument as to whom Landlord has instructed Tenant to give copies of all of Tenant's notices to Landlord; and after thirty (30) days shall have elapsed following the giving of such notice, during which such parties or any of them has not commenced diligently to remedy such act or omission or to cause the same to be remedied. Nothing herein contained shall be deemed to create any rights in Tenant not specifically granted in this Lease or under applicable provisions of law.

10.3. Estoppel Certificate.
      --------------------
          Tenant agrees, at any time, and from time to time, upon not less than ten (10) days' prior notice by Landlord, to execute, acknowledge and deliver to Landlord, an estoppel certificate in the form attached as Exhibit D (or such other form provided by Landlord) in writing addressed to Landlord or other party designated by Landlord certifying that this Lease is in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the actual commencement and expiration dates of the Lease, stating the dates to which rent, and other charges, if any, have been paid, that the Leased Premises have been completed on or before the date of such certificate and that all conditions precedent to the lease taking effect have been carried out, that Tenant has accepted possession, that the Lease Term has commenced, Tenant is occupying the Leased Premises and is open for business, stating whether or not there exists any default by either party in the performance of any covenant, agreement, term, provision or condition contained in this Lease, and, if so, specifying each such default of which the signer may have knowledge and the claims or offsets, if any, claimed by Tenant, and any other reasonable information requested by Landlord or other party designated by Landlord; it being intended that any such statement delivered pursuant hereto may be relied upon by Landlord or a purchaser of Landlord's interest and by any mortgagee or prospective mortgagee of any mortgage affecting the Leased Premises or the Center. If Tenant does not deliver such statement to Landlord within such ten (10) day period, Landlord and any prospective purchaser or encumbrancer may conclusively presume and rely upon the following facts:
     (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been canceled or terminated except as otherwise represented by Landlord;
     (iii) that not more than one (1) month's Minimum Rent, Additional Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts. Tenant shall also, on ten (10) days' written notice, provide an agreement in favor of and in the form customarily used by such encumbrance holder, by the terms of which Tenant will agree to give prompt written notice to any such encumbrance holder in the event of any casualty damage to the Leased Premises or in the event of any default on the part of Landlord under this Lease, and will agree to allow such encumbrance holder a reasonable length of time after notice to cure or cause the curing of such default before exercising Tenant's right of self-help under this Lease, if any, or terminating or declaring a default under this Lease.

10.4. Attornment.
      ----------
          At the option of the holder of any mortgage affecting the Leased Premises, Tenant agrees that no foreclosure of a mortgage affecting the Leased Premises, nor the institution of any suit, action, summary or other proceeding against Landlord herein, or any successor Landlord, or any foreclosure proceeding brought by the holder of any such mortgage to recover possession of such property, shall by operation of law or otherwise result in cancellation or termination of this Lease or the obligations of Tenant hereunder, and upon the request of the holder of any such mortgage, Tenant covenants and agrees to execute an instrument in writing satisfactory to such party or parties or to the purchaser of the Leased
     Premises in foreclosure whereby Tenant attorns to such successor in interest.

                     ARTICLE XI : ASSIGNMENT AND SUBLETTING

11.1. Consent Required.
      ----------------
          Tenant shall not voluntarily or involuntarily assign this Lease in whole or in part, nor sublet all or any part of the Leased Premises without following the procedures detailed herein and the prior written consent of Landlord in each instance, which consent may be granted or withheld in Landlord's sole discretion. In the case of any assignment or sublet, the Landlord shall be entitled to fifty percent (50%) of any profit made by Tenant. As used herein, the term "profit" shall be limited to the amount paid by the assignee or sublessee to Landlord and/or Tenant in excess of all payments otherwise due Landlord under this Lease and shall not include any proceeds or profit received by Tenant for the sale or lease of fixtures, furniture, and equipment. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent in any subsequent assignment or subletting. The foregoing shall be construed to include a prohibition against any voluntary or involuntary assignment or subletting arising by operation of law.

          In the event that Tenant receives a bona fide written offer from a third party for the sublease or assignment of the Leased Premises, Tenant shall forthwith notify Landlord in writing attaching a copy of said offer, of Tenant's desire to sublet or assign this Lease upon the terms of said offer, whereupon Landlord shall have thirty (30) days to accept or reject said assignment or sublease, or at Landlord's sole option cancel and terminate this Lease, including the right to enter into a direct lease with the proposed assignee or subtenant before or after such termination.

          Notwithstanding any assignment or sublease, Tenant shall remain fully liable on this Lease and shall not be released from performing any of the terms, covenants and conditions hereof and Assignee(s) must execute Personal Guarantees in a form acceptable to Landlord. If Tenant is a corporation or partnership, any sale, transfer, leveraged buyout or other disposition of more than fifty percent (50%) of the corporate stock or more than fifty percent (50%) of partnership ownership, or any reorganization or restructuring which results in the net worth of Tenant decreasing by more than ten percent (10%) shall be deemed to be an assignment.

          Landlord shall have the right to sell, convey, transfer or assign all or any part of its interest in the real property and the buildings of which the Leased Premises are a part or its interest in this Lease, and Tenant agrees to attorn to Landlord's purchaser or assignee. All covenants and obligations of Landlord under this Lease shall cease upon the execution of such conveyance, transfer or assignment, but such covenants and obligations shall run with the land and shall be binding upon the subsequent owner or owners thereof or of this Lease.

         ARTICLE XII : WASTE, GOVERNMENTAL AND INSURANCE REQUIREMENTS,
                            AND HAZARDOUS SUBSTANCES

12.1. Waste or Nuisance.
      -----------------
          Tenant shall not commit or suffer to be committed any waste upon the Leased Premises or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the building in which the Leased Premises may be located or in the Center, or which may disturb the quiet enjoyment of occupants of adjoining properties.

12.2. Governmental and Insurance Requirements.
      ---------------------------------------
          Tenant shall, at its sole cost and expense, comply with all of the requirements of any insurance carrier for the Center and of all county, municipal, state, federal and other applicable governmental authorities, now in force or which may hereafter be in force.

12.3. Hazardous Substances.
      --------------------
          Tenant covenants and warrants that Tenant, Tenant's Work and any alterations thereto and Tenant's use of Leased Premises will at all time comply with and conform to all state, federal and local laws, statutes, ordinances, rules and regulations of any governmental, quasi-governmental or regulatory authorities ("Laws") which relate to the transportation, storage, placement, handling, treatment, discharge, generation, production, release, spill or disposal (collectively "Treatment") of any waste, petroleum product, waste products, radioactive waste, poly-chlorinated biphenyls, asbestos, hazardous materials of any kind, and any substance which is regulated by any law, statute ordinance, rule or regulation (collectively "Waste"). Tenant further covenants and warrants that it will not engage in or permit any person or entity to engage in any Treatment of any Waste on or which affects the Leased Premises, and that Tenant, at Landlord's sole discretion, and with Landlord's prior written consent, shall clean up, remediate or otherwise take all actions required by Law with respect to the Treatment of Waste in, on, upon or affecting the Leased Premises.

          Immediately upon receipt of any Notice (as hereinafter defined) from any person or entity, Tenant shall deliver to Landlord a true, correct and complete copy of any written Notice. "Notice" shall mean any note, notice or report of any suit, proceeding, investigation, order, consent order, injunction, writ, award or action related to or affecting or indicating the Treatment of any Waste in or affecting the Leased Premises or the Center.

          Tenant hereby agrees it will indemnify, defend, save and hold harmless Landlord and its officers, directors, shareholders, employees, agents, partners, and their respective heirs, successors and assigns (collectively "Indemnified Parties") against and from, and to reimburse the Indemnified Parties with respect to, any and all damages, claims, liabilities, loss, costs and expense (including, without limitation, all attorneys' fees and expenses, court costs, administrative costs and costs of appeals), incurred by or asserted against the Indemnified Parties by reason of or arising out of: (a) the breach of any representation or undertaking of Tenant under this Section 12.3 or (b) arising out of the Treatment of any Waste by Tenant or any licensee, concessionaire, manager or other party occupying or using the Leased Premises, or in or affecting the Leased Premises. All of the terms, covenants, warranties and indemnifications contained in this
     Section 12.3 shall survive the termination of this Lease.

          Tenant shall not install any storage tanks, vessels, containers, lines, pipes, conduits or the like at any time in, under, through or from the Leased Premises or the Center without the prior express written consent of Landlord. Landlord may require review of any proposed plans for, and supervision of the installation of, any such improvements by trained professionals competent to assess such proposed improvements, at the sole cost and expense of Tenant, as a condition of the granting of the aforesaid consent.

          Landlord is given the right, but not the obligation, to inspect and monitor the Leased Premises and Tenant's use of the Leased Premises in order to confirm Tenant's compliance with the terms of this Section 12.3 and the representations set forth in this Section 12.3. Landlord may require that Tenant deliver to Landlord concurrent with Tenant's vacating the Leased Premises upon the expiration of this Lease, or any earlier vacation of the Leased Premises by Tenant, at Tenant's expense, a certified statement by licensed engineers satisfactory to Landlord, in form and substance satisfactory to Landlord, stating that Tenant, Tenant's Work and any alterations thereto and Tenant's use of the Leased Premises complied and conformed to all Laws which relate to the Treatment of any Waste in or affecting the Leased Premises.

          Tenant agrees to deliver upon request from Landlord estoppel certificates to Landlord expressly stipulating whether Tenant is engaged in or has engaged in the Treatment of any Waste in or affecting the Leased Premises, and whether Tenant has caused any spill, contamination, discharge, leakage, release or escape of any Waste in or affecting the Leased Premises, whether sudden or gradual, accidental or anticipated, or any other nature at or affecting the Leased Premises and whether, to the best of Tenant's knowledge, such an occurrence has otherwise occurred at or affecting the Leased Premises.

                         ARTICLE XIII : PROMOTION FUND

13.1.    [Intentionally Deleted]

                  ARTICLE XIV : DESTRUCTION OF LEASED PREMISES

14.1. Partial Destruction.
      -------------------
          In the event of the partial destruction of the building or improvements located on the Leased Premises by fire or any other casualty, Landlord and Tenant shall, to the extent insurance proceeds are available, restore or repair said building and improvements with reasonable diligence. Landlord shall expend such sums as required to repair or restore improvements to the condition they were in immediately prior to the date of the destruction. A just and proportionate part of the rent payable by Tenant to the extent that such damage or destruction renders the Leased Premises untenantable shall abate from the date of such damage or destruction until the Leased Premises are repaired or restored.

14.2. Substantial Destruction.
      -----------------------
          If seventy-five percent (75%) of the Leasable Space on the Building on the Leased Premises shall be so damaged by fire or other casualty, then Tenant shall have the option to terminate this Lease by giving Landlord written notice within sixty (60) days after such destruction, and (i) any unearned rent shall be apportioned and returned to Tenant and (ii) any insurance proceeds covering the Building and/or Leased premises payable to Tenant as the result of the casualty shall be paid to Landlord. If Tenant does not elect to cancel this Lease as aforesaid, then the same shall remain in full force and effect and Landlord shall proceed with all reasonable diligence to repair and replace the Leased Premises to the condition they were in prior to the date of such destruction, and during the time the Leased Premises are so destroyed and totally untenantable, the rent shall be abated.

14.3. Destruction of Center. [Intentionally Omitted].
      ---------------------

                          ARTICLE XV : EMINENT DOMAIN

15.1. Condemnation.
      ------------
          In the event of any condemnation or conveyance in lieu thereof of the Leased Premises or the Center, or both, whether whole or partial, Landlord may terminate this Lease, and in any event, Tenant shall be entitled to make any claim against the condemning authority for the value of its Leasehold interest as may permitted by applicable law. Tenant's enforcement of its rights hereunder shall not prejudice the Landlord's right to seek compensation for the value of its underlying fee title. Tenant shall also have the right to claim and recover from the condemning authority (but not from Landlord) such compensation as may be separately awarded to Tenant in Tenant's own name and right on account of Tenants' trade fixtures and any relocation cost.

                        ARTICLE XVI : DEFAULT OF TENANT

16.1. Tenant's Default.
      ----------------
          The following shall constitute an "Event of Default" under this Lease:

          (a) Tenant's failure to pay Minimum Rent on or before the first (1st) day of the month and the failure of Landlord to have received from Tenant payment in full, no later than ten (10) days after written notice from the Landlord, any and all monthly installments of Minimum Rent and/or
     Additional Rent; and/or failure of Landlord to have received from Tenant payment in full of any Additional Rent, other charges and/or payment herein reserved, included, or agreed to be treated or collected as rent within ten
     (10) days after written notice from Landlord that such payments are due; and/or failure of Landlord to have received payment in full of any other charge, expense, or cost herein agreed to be paid by the Tenant within ten
     (10) days after written notice from Landlord that such payments are due; or

          (b) if Tenant violates or fails to perform or otherwise breaks any non-monetary covenant or agreement of this Lease Agreement or the agreements incorporated herein by reference, and such failure or violation is not cured within thirty (30) days after written notice from Landlord to Tenant of such failure or violation, or in the case of a failure or violation which cannot be cured within said thirty (30) day period, the Tenant has not commenced to cure such failure or violation within the thirty (30) day period or has not diligently pursued the completion of such cure.

          (c) if Tenant vacates the Leased Premises without first having paid and satisfied the Landlord in full for all Minimum Rent and Additional Rent and all other charges then due that may thereafter become due until the expiration of the then current term, above mentioned; or

          (d) if Tenant becomes insolvent, makes an assignment for the benefit of creditors, files or has filed against it a petition in bankruptcy and such petition remains undismissed sixty (60) days after said petition is filed, or a bill in equity or other proceeding for the appointment of a receiver for the Tenant is filed, if proceedings or reorganization or for composition with creditors under any State or Federal law be instituted by or against Tenant.

          (e) if Tenant shall default in the timely payment of Minimum Rent or Additional Rent or other charges payable by Tenant hereunder or to timely discharge any other monetary obligation three (3) times in any twelve (12) month period notwithstanding the fact that any such default have been cured.

          (f) if Tenant or any agent of Tenant falsifies any report or statement (including financial statements).

          to be furnished to Landlord pursuant to the terms of this Lease. The falsification of any such document shall be deemed an incurable material breach of this Lease and, at Landlord's option, constitute an immediate termination of Tenant's right to possession of the Leased Premises.

          (g) failure of Tenant to open for business in accordance with Sections
     4.01 and 4.02 of this Lease within ninety (90) days after the Lease Commencement Date.

(h) failure of Tenant to execute and return required estoppel certificates within the ten (10) days of Landlord's request and subordination agreements within fifteen (15) days of Landlord's request.

16.2. Remedies.
      --------
          If an Event of Default occurs, then upon written election, but without entry or other action, Landlord shall have the right to:

          (a) Accelerate the Minimum Rent and Additional Rent for the entire unexpired balance of the term of this Lease, all other charges, payments, costs and expenses herein agreed to be paid by the Tenant or at the option of Landlord any part of the rent and other charges, payments, costs and expenses, all costs and officers' commission, watchman's wages, the five percent (5%) chargeable by Act of Assembly, and reasonable attorney's fees incurred or to be incurred by Landlord, and shall, in addition to any and all installments of rent, already due and payable and in arrears and/or other charge or payment herein reserved, included or agreed to be treated or collected as rent, and/or any other charges, expenses or costs herein agreed to be paid by the Tenant which may be due and payable and in arrears, be taken to be due and payable and in arrears as if by the terms and provisions of this Lease, the whole balance of unpaid Minimum Rent, Additional Rent and other charges, payments, taxes, costs, and expenses were on that date payable in advance.

          (b) Collect and receive from any assignee or subtenant the Minimum Rents, Additional Rents, Percentage Rent (if any) and all other charges reserved herein as rent due by such assignee or sublessee and apply the same to the rent due hereunder. Receipt of such sums by Landlord shall be credited against the amount due from Tenant but it shall in no way affect Tenant's obligations to pay any unpaid balance of rent due hereunder. No payment by subtenant or assignee shall give such subtenant or assignee any rights greater than those existing between Landlord and Tenant.

          (c) Terminate this Lease without any right on the part of the Tenant to save the forfeiture by payment of any sum due or by other performance of any condition, term, or covenant broken; whereupon, Landlord shall be entitled to recover damages for such breach in an amount of rent reserved for the balance of the term of this Lease or the residue of said term plus the amount of any prior rents then due and owing.

          (d) Terminate Tenant's right of continued possession of the Leased Premises and, from time to time, without terminating this Lease and without prejudice to any right of Landlord under this Lease, to relet the Leased Premises or any part thereof for the account and in the name of Tenant, for any such term on terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Leased Premises deemed by Landlord to be necessary in conjunction with such reletting; and Tenant shall pay to Landlord, as soon as ascertained, the costs and expenses incurred by Landlord in such reletting and in making such alterations and repairs. Rentals received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness, other than Minimum Rent, Additional Rent, and Percentage Rent (if any) due hereunder from Tenant to Landlord; second, to the payment of the cost of any alterations and repairs to the Leased Premises necessary to return the Leased Premises to good condition, normal wear and tear excepted, for uses permitted by this Lease and the cost of storing any of Tenant's property left on the Leased Premises at the time of reletting; third, to the payment of Minimum Rent, Additional Rent, and Percentage Rent (if any) and all other charges or payments due and unpaid hereunder; the residue, if any shall be held by Landlord at interest of six percent (6%) per annum and applied in payment of future rent or damages in the event of termination as the same may become due and payable hereunder and the balance, if any, at the end of the Lease Term shall be paid to Tenant. Should such rentals received from time to time from such reletting during any month be less than that amount which this Lease requires to be paid during that month by Tenant hereunder, the Tenant shall pay such deficiency to Landlord. Nothing in this subparagraph shall prevent Landlord from accelerating the rent or other amounts due thereunder. Such deficiency shall be calculated and paid monthly. No such reletting of the Leased Premises by Landlord pursuant to this subparagraph, shall be construed as an election on its part to terminate this Lease unless a notice of such intention be given by Landlord to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction; and notwithstanding any such reletting without termination, Landlord may at any time hereafter elect to terminate this Lease for such previous breach provided it has not been cured.

          (e) Lease the Leased Premises or any part or parts thereof to any person or persons as Landlord in its sole discretion decides, and the Tenant shall be liable for any loss of rent for the balance of the then current term.

16.3. Further Remedies of Landlord:
      ----------------------------

          (a) The following two paragraph sets forth warrants or authorities for any prothonotary or any attorney to confess judgment against Tenant. In granting these warrants or authorities to confess judgment against Tenant, Tenant hereby knowingly, intentionally and voluntarily, and (on the advice of the separate counsel of Tenant, if Tenant has used counsel in regard to the execution and delivery of this Lease) unconditionally waives any and all right Tenant has, or may have, to prior notice and an opportunity for hearing under the constitutions and laws of the United States and the Commonwealth of Pennsylvania.

               1. TENANT COVENANTS AND AGREES THAT IF THERE IS AN EVENT OF DEFAULT OR THIS LEASE IS TERMINATED OR THE TERM, INCLUDING, WITHOUT LIMITATION, THE RENEWAL TERM(S) OR ANY OTHER EXTENSIONS OR RENEWALS THEREOF IS TERMINATED OR EXPIRES, THEN, AND IN ADDITION TO THE RIGHTS AND REMEDIES SET FORTH IN SECTION 16.2, LANDLORD MAY, WITHOUT

          LIMITATION, UPON TEN (10) DAYS ADVANCE WRITTEN NOTICE TO TENANT, CAUSE JUDGMENT IN EJECTMENT FOR POSSESSION OF THE LEASED PREMISES TO BE ENTERED AGAINST TENANT AND, FOR THOSE PURPOSES, TENANT HEREBY GRANTS THE FOLLOWING WARRANT OF ATTORNEY: (I) TENANT HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY PROTHONOTARY, CLERK OF COURT, ATTORNEY OF ANY COURT OF RECORD AND/OR LANDLORD (AS WELL AS SOME ONE ACTING FOR LANDLORD) IN ANY AND ALL ACTIONS COMMENCED FOR RECOVERY OF POSSESSION OF THE LEASED PREMISES TO APPEAR FOR TENANT AND CONFESS OR OTHERWISE ENTER JUDGMENT IN EJECTMENT FOR POSSESSION OF THE LEASED PREMISES AGAINST TENANT AND ALL PERSONS ACTING, HOLDING OR CLAIMING DIRECTLY OR INDIRECTLY BY, THROUGH OR UNDER TENANT, AND THEREUPON WRITS OF
          POSSESSION MAY FORTHWITH ISSUE AND BE SERVED, WITHOUT ANY PRIOR NOTICE, WRIT OR PROCEEDING WHATSOEVER; (II) IF, FOR ANY REASON AFTER THE FOREGOING ACTION OR ACTIONS SHALL HAVE BEEN COMMENCED, IT SHALL BE DETERMINED THAT POSSESSION OF THE LEASED PREMISES SHOULD REMAIN IN OR BE RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT TO COMMENCE ONE OR MORE FURTHER ACTIONS AS HEREINBEFORE SET FORTH TO RECOVER
          POSSESSION OF THE LEASED PREMISES INCLUDING, WITHOUT LIMITATION, APPEARING FOR TENANT AND CONFESSING OR OTHERWISE ENTERING JUDGMENT FOR POSSESSION OF THE LEASED PREMISES AS HEREINBEFORE SET FORTH; AND (III) THE PROVISIONS OF SECTION 16.03(c)3 HEREOF ARE INCORPORATED HEREBY BY THIS REFERENCE THERETO.

               2. IN ANY  ACTION  OR  PROCEEDING  DESCRIBED  IN  SECTION  AND/OR
                                                                 ---------------
          16.03(c)1,  OR IN  CONNECTION  THEREWITH,  IF A  COPY  OF  THIS  LEASE
          --------
          IS THEREIN VERIFIED BY LANDLORD (OR SOMEONE ACTINGFOR LANDLORD) TO BE A TRUE AND CORRECT COPY OF THIS LEASE, SUCH COPY SHALL BE CONCLUSIVELY PRESUMED TO BE TRUE AND CORRECT BY VIRTUE OF SUCH VERIFICATION AND IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL OF THIS LEASE, ANY STATUTE, RULE OF COURT OR LAW, CUSTOM, OR PRACTICE TO THE CONTRARY NOTWITHSTANDING. TENANT HEREBY RELEASES TO LANDLORD, ANY ONE ACTING FOR LANDLORD AND ALL ATTORNEYS WHO MAY APPEAR FOR TENANT ALL ERRORS IN PROCEDURE REGARDING THE ENTRY OF JUDGMENT OR JUDGMENTS BY CONFESSION OR OTHERWISE BY VIRTUE OF THE WARRANTS OF ATTORNEY CONTAINED HEREIN, AND ALL LIABILITY THEREFOR. THE RIGHT TO ENTER JUDGMENT OR JUDGMENTS BY CONFESSION OR OTHERWISE BY VIRTUE OF THE WARRANTS OF ATTORNEY CONTAINED HEREIN AND TO ENFORCE ALL OF THE OTHER PROVISIONS OF THIS LEASE MAY BE EXERCISED BY ANY ASSIGNEE OF LANDLORD'S RIGHT, TITLE AND INTEREST IN THE LEASE AND IN SUCH ASSIGNEE'S OWN NAME, ANY STATUTE, RULE OF COURT OR LAW, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING.

               (b) Curing Tenant's Default: If Tenant shall be in default in the
                   -----------------------
          performance of any of it obligations hereunder, including, but not limited to the failure of Tenant to promptly perform any of the covenants of this Lease requiring Tenant to repair or maintain the Leased Premises, Landlord, without any obligation to do so, in addition to any other rights it may have in law or equity, may elect to cure such default on behalf of Tenant after written notice (except in the case of emergency) to Tenant. Tenant shall reimburse Landlord upon demand for any sums paid or costs incurred by Landlord in curing such default, including interest thereon from the respective dates of Landlord's making the payments and incurring such costs, which sums and costs together with interest thereon shall be deemed additional rent payable promptly upon being billed therefor.

               (c) Remedies Cumulative:  All of the remedies  hereinbefore given
                   -------------------
          to Landlord and all rights and remedies given to it by law and equity shall be cumulative and concurrent. No determination of this Lease or the taking or recovering of the Leased Premises shall deprive Landlord of any of his remedies or actions against the Tenant for rent then due, or rent which under the terms hereof, would in the future become due as if there has been no termination, or for any and all sums due at the time of which, under the terms hereof, would in the future become due as if there had been no termination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the Leased Premises.

               (d)  Self-Help:  If Tenant shall  default in the  performance  or
                    ---------
          observance of any agreement or condition in this Lease other than an obligation to pay money, and shall not cure such default within thirty
          (30) days after notice from Landlord specifying the default, Landlord may, at its option, without waiving any claim for damages for breach of agreement, at any time thereafter cure such default for the account of Tenant, and any amount paid or incurred for the account of Tenant, and Tenant agrees to reimburse Landlord therefor and save Landlord harmless therefrom; provided that Landlord may cure any such default as aforesaid prior to the expiration of said waiting period but after notice to Tenant, if the curing of such default prior to the expiration of said waiting period but after notice to Tenant, is reasonably necessary to protect the real estate or Landlord's interest therein, or to prevent injury or damage to persons or property. If Tenant shall fail upon demand to reimburse Landlord for any amount paid for the account of Tenant hereunder, said amount shall be added to and become due as a part of the next payment of rent due thereunder.

               (e) Waiver of Errors, Right of Appeal, Stay and Exemption: Tenant
                   -----------------------------------------------------
          hereby releases to Landlord and to any and all attorneys whom may appear for Tenant all errors in any procedure of action to enter judgment by confession by virtue of the warrants of attorney contained in this Lease, and all liability thereof, Tenant further authorizes the Prothonotary or any Clerk of any Court of Record to issue a Writ of Execution or other process. If proceedings shall be commenced to recover possession of the Premises either at the end of the term or sooner termination of this Lease, or for non-payment of rent or for any other reasons, Tenant specifically Waives the right to the three
          (3) months notice to quit and/or the fifteen (15) or thirty (30) days notice to quit required by the Act of April 6, 1951, P.L. 69, as amended, and agrees that five (5) days notice shall be sufficient in either or any such case.

16.4. Legal Expenses:
      --------------
          If suit shall be brought or claim shall be made (whether or not suit is commenced or judgment entered) for recovery of possession of the Leased Premises, and/or the recovery of rent or any other amount due under provisions of this Lease, or because of the breach of any other covenant herein contained, and the breach shall be established, the non-prevailing party shall pay to the prevailing party, in addition to all other sums and relief available to the prevailing party, all expenses incurred therefor, including reasonable attorneys' fees to the extent permitted by law.

16.5. Failure to Pay; Interest.
      ------------------------
          If Tenant at any time shall fail to pay any taxes, assessments or liens, provide insurance or perform any act required by this Lease to be made or performed by it, or fail to pay any charge payable by Tenant or to timely discharge any other monetary obligation of Tenant required by this Lease, Landlord, without waiving or releasing Tenant from any obligation or default under this Lease, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Tenant. All sums so paid by Landlord and all costs and expenses so incurred shall accrue interest at a rate equal to the maximum rate permitted by law from the date of payment or incurring thereof by Landlord and shall constitute Other Rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord upon demand. Notwithstanding anything to the contrary contained herein, if Tenant fails to contest any invoice or other written demand for payment of rent or any other sums due within the time frames specified in the Lease for payment, then Tenant shall have no rights to contest such invoice or bill thereafter.

                       ARTICLE XVII : ACCESS BY LANDLORD

17.1. Right of Entry.
      --------------
          During the six (6) months prior to the expiration of the term of this Lease or any renewals thereof, Landlord may exhibit the Leased Premises to prospective tenants or purchasers and place upon the Leased Premises the usual signage for space rental. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever for the care, maintenance or repair of the building or any part thereof, except as otherwise herein specifically provided.

                       ARTICLE XVIII : TENANT'S PROPERTY

18.1. Taxes on Leasehold.
      ------------------
          Tenant shall be responsible for and shall pay before delinquency all municipal, county, or state taxes assessed during the term of this Lease against any leasehold interest or personal property of any kind owned by or placed in, upon, or about the Leased Premises by Tenant.

18.2. Loss and Damage.
      ---------------
          Landlord shall not be liable for any injury or damage to persons or property or loss of business resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow, or leaks from any part of the Leased Premises, or from the pipes, appliances or plumbing works, or from the roof, street or subsurface, or from any other place, or by dampness or by any other cause of whatsoever nature or by rodents, bugs or vermin, and whether originating in the Leased Premises or elsewhere. All property of Tenant kept or stored on the Leased Premises shall be so kept or stored at the risk of Tenant only, and Tenant hereby holds Landlord harmless from any claims arising out of damage to the same, including subrogation claims by Tenant's insurance carriers, a waiver of which shall be obtained in advance by Tenant.

18.3. Notice by Tenant.
      ----------------
          Tenant shall give immediate notice to Landlord in case of fire or accidents, or damage to or of defects in the Leased Premises or in the building of which the Leased Premises are a part.

                     ARTICLE XIX : HOLDING OVER; SUCCESSORS

19.1. Holding Over.
      ------------
          Any holding over after the expiration of the term hereof, with or without the consent of Landlord, shall be construed to be a tenancy from month to month at the rents herein specified (prorated on a monthly basis) and shall otherwise be on the terms and conditions herein specified, so far as applicable; provided, however, if such holding over is without the consent of Landlord, Minimum Rent for such holdover period shall be two (2) times the Minimum Rent due for the last month of the Lease Term.

19.2. Successors and Assigns.
      ----------------------
          Except as otherwise herein provided, this Lease and all the covenants, terms, provisions and conditions herein contained shall inure to the benefit of and be binding upon the heirs, representatives, successors and assigns of each party hereto, and all covenants herein contained shall run with the land and bind any and all successors in title to Landlord.

                          ARTICLE XX : QUIET ENJOYMENT

20.1. Landlord's Covenant.
      -------------------
          Upon payment by Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord; subject, nevertheless, to all the terms and conditions of this Lease.

                          ARTICLE XXI : MISCELLANEOUS

21.1. Waiver.
      ------
          The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver shall be in writing.

21.2. Accord and Satisfaction.
      -----------------------
          No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent installments herein stipulated shall be deemed to be other than on account of the most current stipulated rent owed at that time, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction.

21.3. No Partnership.
      --------------
          Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business or otherwise, or joint adventurer or a member of a joint enterprise with Tenant.

21.4. Force Majeure.
      -------------
          In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war, or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then the time allowed for performance of such act shall be extended by a period equivalent to the period of such delay so long as the delayed party provides the other with a written explanation of reasons for the delay. The provisions of this Section 21.04 shall not operate to excuse Tenant from the prompt payment of Minimum Rent, Percentage Rent or Additional Rent or any other payments required by the terms of this Lease.

21.5. Landlord's Liability.
      --------------------
          If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part to be performed, Tenant may not terminate the Lease, and Tenant's sole remedies shall be money damages (except as expressly provided elsewhere in this Lease) and specific performance. If Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levy thereon against the right, title and interest of Landlord in the Center as the same may then be encumbered and neither Landlord nor if Landlord be a partnership, any of the partners comprising such partnership shall be liable for any deficiency. It is understood that in no event shall Tenant have any right to levy execution against any property of Landlord other than its interest in the Center as hereinbefore expressly provided. In the event of the sale or other transfer of Landlord's right, title and interest in the Leased Premises or the Center, Landlord shall be released from all liability and obligations hereunder. The only warranties made by Landlord with respect to this Lease and the Leased Premises are as expressly contained herein. Landlord hereby expressly and unequivocally disclaims any and all implied warranties with respect to the Leased Premises and Tenant's use of same, including, but not limited to, the implied warranty of habitability.

21.6. Notices and Payments.
      --------------------
          Any notice by Tenant to Landlord must be served by Federal Express or similar overnight delivery service or by certified mail, postage prepaid, addressed to Landlord at the place designated for the payment of rent, or at such other address as Landlord may designate from time to time by written notice. Any notice by Landlord (which may be given by Landlord or Landlord's attorney or management company) to Tenant must be served by Federal Express or similar overnight delivery service or by certified mail, postage prepaid, addressed to Tenant at the Leased Premises, or at such other address as Tenant may designate from time to time by written notice to Landlord. All notices shall be effective upon delivery or attempted delivery in accordance with this Section 21.06. Until otherwise notified in writing, Tenant shall pay all rent reserved herein and all other sums required under this Lease by check payable to the order of Landlord and shall forward the same to Landlord as herein provided.

21.7. Financial Statements.
      --------------------
          The persons signing this Lease on behalf of Tenant hereby personally represent and warrant to Landlord that the financial statements delivered to Landlord prior to the execution of this Lease properly reflect the true and correct value of all the assets and liabilities of Tenant and Guarantors. Tenant acknowledges that in entering into this Lease, Landlord is relying upon such statements and Tenant shall supply Landlord updated financial statements of Tenant and Guarantors each Lease Year and from time to time as requested by Landlord.

21.8. Captions and Section Numbers.
      ----------------------------
          The captions, section numbers, article numbers and headings appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles of this Lease.

21.9. Definitions.
      -----------
          The word "Tenant" shall mean each and every person, firm or corporation mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and it shall have the same force and effect as if given by or to all thereof. If there shall be more than one Tenant, they shall all be bound jointly and severally.

21.10. Partial Invalidity.
       ------------------
          If any term, covenant or condition of this Lease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such term, covenant or condition of this Lease shall be valid and enforceable to the fullest extent permitted by law.

21.11. Recording.
       ---------
          This Lease or a certificate or memorandum thereof may, at the option of either Landlord or Tenant, be recorded. Costs of preparation and recording shall be paid by the party seeking to record the memorandum. The parties shall execute such certificate, short form lease or memorandum in a form that is mutually acceptable to them.

21.12. Entire Agreement.
       ----------------
          The Lease, the exhibits and rider, if any, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Leased Premises, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than as herein set forth. All prior communications, negotiations, arrangements, representations, agreements and understandings, whether oral, written or both, between the parties hereto and their representatives are merged herein and extinguished, this Lease superseding and canceling the same. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and executed by the party against which such subsequent alteration, amendment, change or modification is to be enforced. If any provision contained in any rider hereto is inconsistent with any printed provisions of this Lease, the provision contained in such rider shall supersede said printed provision. Tenant hereby acknowledges that (a) this Lease contains no restrictive covenants or exclusives in favor of Tenant except as stated in Section 4.01 (if any); and (b) this Lease shall not be deemed or interpreted to contain, by implication or otherwise, any warranty, representation or agreement on the part of Landlord that any department store or regional or national chain store or any other merchant shall open for business or occupy or continue to occupy any premises in or adjoining the Center during the term of this Lease or any part thereof, and Tenant hereby expressly waives all claims with respect thereto and acknowledges that Tenant is not relying on any such warranty, representation or agreement by Landlord either as a matter of inducement in entering into this Lease or as a condition of this Lease or as a covenant by Landlord.

21.13. Jury Trial; Claims; Survival.
       ----------------------------
          To the extent permitted by applicable law, and acknowledging that the consequences of said waiver are fully understood, Tenant hereby expressly waives the right to trial by jury in any action taken with respect to this Lease and waives the right to interpose any set-off or counterclaim of any nature or description in any action or proceeding instituted against Tenant pursuant to this Lease. Notwithstanding anything in this Lease to the contrary, the representations and undertakings of Tenant under this Lease shall survive the expiration or termination of this Lease regardless of the means of such expiration or termination.

21.14. Applicable Law.
       --------------
          This Lease and the  rights  and  obligations  of the  parties  arising
     hereunder   shall  be  construed  in  accordance   with  the  laws  of  the
     Commonwealth of Pennsylvania.

21.15. Consents and Approvals.
       ----------------------
          Whenever Landlord's consent or approval is required herein, such consent or approval shall not be deemed given until Landlord has provided such consent or approval in writing. Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with Tenant's request for Landlord's consent or approval. Where the consent or approval of Landlord shall be required, such consent or approval shall be granted in Landlord's sole discretion unless otherwise expressly provided. With respect to any provision of this Lease which either expressly provides or is held to provide that Landlord shall not unreasonably withhold or unreasonably delay any consent or approval, Tenant shall not be entitled to make claim for, and Tenant expressly waives claim for, damages incurred by Tenant by reason of Landlord's failure to comply, it being understood and agreed that Tenant's sole remedy shall be an action for specific performance.

21.16. Authority.
       ---------
          In the event Tenant hereunder shall be a corporation, the persons executing this Lease on behalf of Tenant hereby covenant and warrant that Tenant is a duly qualified corporation and all steps have been taken prior to the date hereof to qualify Tenant to do business in the State; all franchise and corporate taxes have been paid to date; all future forms, reports, fees and other documents necessary to comply with applicable laws will be filed when due; and those persons executing this Lease on behalf of Tenant are duly qualified and authorized to bind, and in fact do bind, the corporation. In the event Tenant hereunder shall be a partnership, either general or limited, the persons or entities executing this Lease on behalf of Tenant hereby covenant and warrant that Tenant is a duly qualified partnership and all steps have been taken prior to the date hereof to qualify Tenant to do business in the State, if required by law; all franchise and partnership taxes have been paid to date; all future forms, reports, fees and other documents necessary to comply with applicable laws will be filed when due; and those entities executing this Lease on behalf of partnership are duly qualified to bind, and in fact do bind, the partnership. This Lease shall be effective only when it is signed by both Landlord and Tenant. Tenant's submission of a signed lease for review by Landlord does not give Tenant any interest, right or option in the Leased Premises.

21.17. Interpretation.
       --------------
          Both parties have read this Lease and had the opportunity to employ legal counsel and negotiate changes to the Lease. The Lease is the joint product of the parties and, in the event of any ambiguity herein, no inference shall be drawn against a party by reason of document preparation.

21.18. Brokers.
       -------
          Tenant represents and warrants to Landlord that no broker or agent negotiated or was instrumental in negotiating or consummating this Lease excepting only Broker. Broker is representing Landlord on this Lease, and Broker's commission shall be paid by Landlord. Tenant knows of no other real estate broker or agent who is or might be entitled to a commission or compensation in connection with this Lease. All fees, commissions or other compensation payable to any broker or agent of Tenant shall be paid by Tenant. Tenant shall hold Landlord harmless from all damages and shall indemnify Landlord for all damages paid or incurred by Landlord resulting from any claims asserted against Landlord by brokers or agents claiming through Tenant. Tenant acknowledges that Tenant has been informed that person(s) associated with Broker may have or may acquire an ownership interest in the Center, and Tenant acknowledges by signing this Lease that such ownership interest shall not affect the terms, conditions or validity of this Lease.

                   ARTICLE XXII : SECURITY AND RENT DEPOSITS

22.1. Amount of Security Deposit.
      --------------------------
          Tenant, contemporaneously with the execution of this Lease, has deposited with Landlord the sum set forth in Section 1.00(m), the receipt of which is hereby acknowledged by Landlord. Said deposit shall be held by Landlord, without liability for interest, as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease by said Tenant to be kept and performed during the term hereof. Tenant specifically agrees that any deposit held hereunder by Landlord may be commingled with any other funds of Landlord.

22.2. Use and Return of Security Deposit.
      ----------------------------------
          Should Tenant fail to keep and perform any of the terms, covenants and conditions of this Lease to be kept and performed by Tenant, as provided in
     Article XVI, Landlord may appropriate and apply said entire deposit, or so much thereof as may be necessary, to compensate Landlord for loss or damage sustained by Landlord due to such breach, without prejudice to its further rights and remedies. Should the entire security deposit or any portion thereof be appropriated and applied by Landlord for the payment of overdue rent or other sums due from Tenant hereunder, then Tenant shall, upon the written demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore said deposit to the original sum deposited. Should Tenant comply with all the terms, covenants and conditions of this Lease, the said deposit shall be returned to Tenant at the end of the term of this Lease. Should Tenant terminate this Lease prior to the Possession Date (except as provided for in Section 1.06) or prior to the end of term, then Tenant shall forfeit its security deposit.

22.3. Rent Deposit.
      ------------
          Tenant, contemporaneously with the execution of this Lease has deposited with Landlord the sum set forth in Section 1.01(n) to be held and applied to the initial Minimum Rent and Additional Rent due under this Lease.

                ARTICLE XXIII : TENANT AND COVENANTS; EASEMENTS

23.1. Tenant Covenants.
      ----------------
          Notwithstanding anything to the contrary contained herein, this Lease is subject to and made on the understanding that Landlord has granted and/or will grant certain restrictions and exclusive use covenants to other tenants of the Center (herein the "Tenant Covenants"). Tenant acknowledges that Tenant's use and/or occupancy of the Leased Premises in violation of any current or future Tenant Covenants of which Tenant has been given prior written notice by Landlord would subject Landlord to substantial damages, and as such, Tenant acknowledges and agrees that any such violation by Tenant of any such Tenant Covenants of which Tenant has been given prior written notice by Landlord shall constitute, after notice and right to cure, an Event of Default under Section 16.1(b). Nothing contained in this
     Section 23.1 shall be construed to permit Tenant to expand the use restrictions set forth in Section 4.1 hereof.

23.2. Landlord Covenant.
      -----------------
          Landlord covenants and agrees that it will not grant any other Tenant within Beiler-Campbell Center-Phase II the right to operate a bank branch or engage in any banking service (retail or otherwise) that is competitive with the Tenant's use of the leased Premises other than mortgage or financial services related to Landlords real estate business, or the business of its affiliate, Beiler-Campbell Realtors. Any mortgage origination or financial services permitted by this paragraph shall be conducted in the name of Brian Campbell, B.K Campbell, Inc., Beiler-Campbell Realtors, Delaware Valley Financial Mortgage, LLC, or any entity in which Brian Campbell owns at least twenty five percent (25%) interest or other retail name that shall be approved by Tenant in advance.

23.3. Easements.
      ---------
          The Center is and/or may be encumbered and/or benefited from time to time by certain easements, development and operating covenants, and similar agreements. Tenant agrees that it shall abide by any such agreement, including as any such agreement may be amended from time to time in Landlord's sole discretion. Landlord shall have the right to enter into and/or terminate any such agreement in Landlord's sole discretion. Landlord covenants and agrees to and with Tenant that no easement, license or other right granted by Landlord over any portion of the Center shall interfere with Tenant's beneficial and economic use of the Leased Premises or vehicular and pedestrian access to and from the Leased Premises over the Center to public roads.

               IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

                                           LANDLORD:

                                           BEILER-CAMPBELL, INC.


                                           By:     /s/ Brian  Campbell
                                                   -----------------------------


                                           Title:  President
                                                   -----------------------------


                                           Date:  4-26-07

                                           TENANT:

                                           FIRST NATIONAL BANK OF CHESTER COUNTY


                                           By:     /s/ John Featherman
                                                   -----------------------------

                                           Title:  Chief Executive Officer
                                                   -----------------------------


                                           Date:   5-8-07
                                                   -----------------------------

                                   EXHIBIT "A"

                       Overall Development Plan for Center
                               [Graphic Omitted]

                                   EXHIBIT "B"

                                 Leased Premises
                               [Graphic Omitted]

                                   EXHIBIT "C"
                      DISCLOSURE FOR CONFESSION OF JUDGMENT


I am executing, this        day of                         , 200   , a Lease
                     ------        -----------------------      ---

with              ("Landlord").
    --------------

A. I understand that the Lease contains a confession of judgment provision that would permit Landlord to enter judgment against me in court, after a default on the Lease, without advance notice to me and without offering me an opportunity to defend against the entry of judgment. In executing the Lease, being fully aware of my rights to advance notice and to a hearing to contest the validity of any judgment or other claims that Landlord may assert against me under the Lease, I am knowingly, intelligently, and voluntarily waiving these rights, including any right to advance notice of the entry of judgment, and I expressly agree and consent to Landlord's entering judgment against me by confession as provided for in the confession of judgment provision. TENANT:


                                                     By:
                                                        ------------------------

                                                     Title:
                                                           ---------------------





                                   EXHIBIT "D"

                              ESTOPPEL CERTIFICATE


THIS CERTIFICATE made the         day of                       , 200___ between
                         --------        ----------------------

------------------------------------------ ("Landlord") and

                                        ("Tenant").
----------------------------------------

                              W I T N E S S E T H:

WHEREAS, Landlord has entered into a lease with Tenant dated                   ,
                                                             -------------------
200    ("Lease") for a storeroom ("Leased Premises") in
   ----                                                 -----------------------,
Pennsylvania.


         WHEREAS, Tenant is in possession of the Leased Premises pursuant to the Lease and the parties hereto desire to confirm certain dates provided for in the Lease.

     NOW, THEREFORE, intending to be legally bound, Landlord and Tenant covenant and agree as follows (capitalized terms being used herein as defined in the Lease):

         1. The Possession Date of Leased Premises is.
         2. The Lease Commencement Date is.
         3. The Lease Expiration Date is.
         4. The Rent Commencement Date is.
         5. The Additional Rent Commencement Date is .
         6. The Gross Leasable Area of the Leased Premises is       square feet.
                                                             -------
     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Certificate the day and year first above written.
                                                LANDLORD:


                                                By:
                                                   -----------------------------

                                                Title:
                                                      --------------------------

                                                TENANT:


                                                By:
                                                   -----------------------------

                                                Title:
                                                      --------------------------

                                   EXHIBIT "E"

               CONSTRUCTION REQUIREMENTS FOR TENANT'S IMPROVEMENTS


     1. The  Improvements.  Tenant shall be responsible for  constructing on and
        -----------------
within the Premises, at Tenant's sole cost and expense, an approximately three thousand (3,000) square foot, free-standing, one-story building, together with any necessary and related improvements, including, without limitation, all necessary sewer, water, and other utility services, sidewalks, and other Limited Common Areas surrounding the Leased Premises (collectively, the "Improvements"). The Improvements shall be constructed strictly in accordance with the terms of this Lease. Tenant acknowledges that Tenant has inspected the Premises and conducted such tests and inquiries as it deems prudent to determine whether the Premises are suitable for the Tenant's Use and the construction of the Improvements, and has accepted the Premises based upon such investigation and without reliance upon any representations or warranties by Landlord, except as may expressly be contained herein. Subject to the Landlord's Work set forth in Paragraph 3.02, Tenant hereby accepts possession of the Premises in their present condition "AS IS."

     2.  Construction   Plans.  Within  sixty  (60)  days  following  the  Lease
         --------------------
Commencement Date, Tenant shall deliver to Landlord, for Landlord's review and approval, complete construction plans and specifications for the construction of the Improvements, including grading and drainage plans, utility plans, sewer and water service connections, locations of ingress and egress to and from public thoroughfares, curbs, gutters, and designs and locations for signage and landscaping (the "Construction Plans"). The Construction Plans shall be prepared by an architect or engineer licensed to practice as such in the Commonwealth of Pennsylvania. The Construction Plans shall reflect that the Improvements, if constructed in accordance with the Construction Plans, will be (i) in compliance with all Applicable Laws, and (ii) situated within the boundaries of the Leased Premises and Limited Common Area as depicted on Exhibit "B". Landlord shall promptly review the Construction Plans and shall notify Tenant of Landlord's approval or disapproval thereof within ten (10) days following receipt of the Construction Plans. If Landlord disapproves of the Construction Plans as aforesaid, Landlord shall indicate in Landlord's notice the specific reason for such disapproval, and Tenant shall have the right to submit revised Construction Plans, and Landlord shall have ten (10) days following each such submission and resubmission to notify Tenant of any specific reasonable objection that Landlord might have. Time shall be of the essence of all time periods in this paragraph, and if Landlord fails to notify Tenant of Landlord's specific reasonable objection to the Construction Plans or any revision thereto, within the applicable time period, Landlord shall be deemed to have approved such Construction Plans. Upon completion of the Improvements, Tenant shall provide Landlord with a true and complete copy of all Construction Plans and working drawings reflecting the as-built completion of the Improvements.

3. Permits and Approvals.
   ---------------------
     3.1. Tenant, at Tenant's sole cost and expense, shall be responsible for obtaining all permits, certificates, licenses, and other approvals as are necessary for the construction of the Improvements from the Township and any other governmental authorities with jurisdiction over the construction of the

Improvements, (the "Regulatory Approvals") and shall diligently prosecute obtaining such permits, certificates, licenses, and other approvals. Landlord agrees to cooperate with Tenant, at no cost to Landlord, in order to obtain such permits and approvals, and shall execute such applications, consents, agreements and instruments as may hereafter be requested by the Governmental Authorities in order to obtain such Regulatory Approvals. If in connection with the issuance of any such Regulatory Approvals, any Governmental Authorities requests or requires material changes to the Improvements from the concepts depicted on the Construction Plans, such material changes shall require the approval of Landlord, which approval shall not be unreasonably conditioned, and shall only be denied if such changes materially and adversely affect the use or operation of the Premises, and in any event shall be granted or denied within ten (10) days following submission, and any resubmission, of the requested changes to Landlord. Time shall be of the essence of all time periods in this paragraph, and if Landlord fails to notify Tenant of Landlord's specific reasonable objection to such changes or any revision thereto, within the applicable time period, Landlord shall be deemed to have approved such changes to the Construction Plans.

     3.2. It is understood and agreed that Tenant's obligations hereunder have been satisfied as of the Lease Commencement Date of this Agreement and; all Regulatory Approvals have been received and are in force.

     4.  General  Contractor.  Within  sixty (60) days after the approval of the
         -------------------
Construction Plans by Landlord, Tenant shall furnish Landlord with a true and complete copy of Tenant's proposed contract for the construction of the Improvements (the "Construction Contract") with a licensed and reputable general contractor selected by Tenant.

     5. Documents from Tenant.  Prior to  commencement  of  construction  of the
        ---------------------
Improvements, Tenant shall furnish to Landlord, at Tenant's expense, copies of the following documents: (i) a stipulation and waiver against mechanics liens, properly filed with the Prothonotary for the Court of Common Pleas of the County, signed by the General Contractor and otherwise in accordance with Applicable Laws to waive on behalf of General Contractor and all of General Contractor's subcontractors and suppliers all rights to file and prosecute mechanic's and supplier's lien lights that may otherwise be available under Applicable Laws; (ii) insurance certificates for Tenant and General Contractor, in form reasonably satisfactory to Landlord, evidencing the insurance required to provided by the terms hereof; and (iii) the building permit issued by the Township for the construction of the Improvements.

     6.  Commencement  and  Completion of  Construction.  Within sixty (60) days
         ----------------------------------------------
after the later of (i) approval of the Construction Plans by Landlord or (ii) receipt of the Regulatory Approvals, Tenant shall commence the construction of the Improvements and shall diligently pursue such construction to completion. Landlord shall, and hereby does grant, an easement for construction staging and fencing on, over, and across other lands of the Landlord not included in the Leased Premises, if any. Tenant shall be responsible for all costs and expenses incurred in connection with the construction of the Improvements, including, without limitation design and engineering fees. Tenant shall cause the Improvements to be completed in substantial conformity with the Construction Plans, and in accordance with Applicable Laws, and in a good and workmanlike manner. Landlord's review of the Construction Plans and Construction Plans for the Improvements shall not affect the liability of Landlord or Tenant otherwise allocated or assumed under this Lease. Tenant shall be responsible and liable for any and all tap-in fees and all impact fees, if any, which are normally and customarily charged and required by any Governmental Authorities as a result of or in connection with the exclusive use or occupancy of the Premises by Tenant. Tenant shall promptly pay and discharge all costs, expenses, damages and other liabilities which may arise in connection with or by reason of the Improvements, and shall indemnify, defend and hold harmless the Landlord and the Premises in the event of any nonpayment of same.

     7. Mechanics' Liens. Tenant shall not create or permit any liens, claims or
        ----------------
assessments (actual or contingent) to be asserted against the Premises for any material, labor or other items furnished in connection with the construction of the Improvements. Tenant shall be responsible for removing, discharging and satisfying any liens or claims of lien within sixty (60) days following notice thereof.

     8. Access to the Work. During the construction of the Improvements, Tenant,
        ------------------
upon reasonable advance notice, shall permit Landlord and its representatives and agents to enter upon the Leased Premises to inspect the Improvements. Tenant, or a representative of Tenant, shall be present during all such inspections, and shall cooperate and shall cause the General Contractor to cooperate with Landlord and Landlord's representatives and agents during such inspections; provided, however, that this provision shall not be deemed to impose upon Landlord any duty or obligation whatsoever to undertake such inspections, to correct any defects in the Improvements or to notify any person with respect thereto. Upon notice thereof, Tenant shall promptly correct any material departure from the approved Construction Plans.

     9.  Insurance  During  Construction.  In  addition  to the other  insurance
         -------------------------------
required to be obtained or maintained by Tenant under this Lease, during the construction of the Improvements, Tenant shall cause the General Contractor to obtain and maintain, the following insurance coverage:

          9.1. Builder's risk insurance, insuring the Improvements during construction (including all materials and equipment used therein and whether stored on site or incorporated into the Improvements, or stored off of the Leased Premises with Tenant's consent, and while in transit to the Premises) against all risks of physical loss and damage, by fire, theft, vandalism, and other risks, including collapse, and coverage of materials in transit. Landlord and Tenant shall be named as loss payees under such insurance, as their respective interests may appear. Such insurance shall have deductibles as are reasonably satisfactory to Landlord and Tenant, and shall be in such form and issued by such companies as shall be approved by Landlord. Tenant shall have the right to obtain builder's risk insurance on behalf of the General Contractor.

          9.2. Worker's compensation insurance, with the minimum limits as required by the laws of the Commonwealth of Pennsylvania, and Employer's liability insurance with minimum limits of $500,000, covering the employees of General Contractor and the General Contractor's subcontractors and suppliers.

          9.3. Commercial General Liability insurance with a limit of no less than One Million Dollars ($1,000,000.00) for each occurrence and with a general aggregate limit of no less than One Million Dollars ($1,000,000.00) covering all damage or loss, including injury and death, caused by the activities of the General Contractor and the General Contractor's subcontractors and suppliers.

          9.4. Automobile liability with a limit of no less than One Million Dollars ($1,000,000.00) for each occurrence and with a general aggregate limit of no less than One Million Dollars ($1,000,000.00) covering all damage or loss, including injury and death, caused by automobiles owned, hired, or leased by the General Contractor and the General Contractor's subcontractors and suppliers.

          9.5. Excess umbrella liability, with coverage as least as broad necessary to insure the risks covered under each of the aforesaid primary liability insurance policies, and having limits of no less than Two Million Dollars ($2,000,000.00) for each occurrence and with a general aggregate limit of no less than Two Million Dollars ($2,000,000.00).

     10. Ownership of the Improvements.  During the Term, the Building and other
         -----------------------------
Improvements constructed by Tenant, including all fixtures, shall be the sole and exclusive property of Tenant and its permitted assignees, and Tenant alone shall be entitled to deduct all depreciation thereof on Tenant's income tax returns, and mortgage, pledge or assign the same as collateral in connection with any financing. Upon the expiration or sooner termination of this Lease, all rights, ownership, title and interest to the Building and other Improvements erected on the Premises by Tenant and any Alterations thereto, shall automatically vest in and be transferred to Landlord, its successors and assigns, without notice or action on the part of either of the parties hereto, and such expiration or termination shall constitute an automatic assignment by Tenant of Tenant's right to receive any rents or payments from any assignees, subtenants, or licensees of all or any portion of the Premises.

                                   APPENDIX I
                                   ----------
BEILER-CAMPBELL BUSINESS CENTER
--------------------------------------------------------------------------------

                      FIRST NATIONAL BANK OF CHESTER COUNTY
                            SCHEDULE OF RENTS & FEES




                                                                  ESTIMATED
                                  BASE-MINIMUM RENT        COMMON AREA MAINTAINENCE                    COMBINED



 Years    Square    Annually    Monthly    AMOUNT SFT      Annually        Monthly          Total Annual       Total Monthly
           Feet


   1      3,000     120,000    10,000.00    1.75            5.250          437.50            125,250.00          10,437.50


   2      3,000     120,000    10,000.00    1.75            5.250          437.50            125,250.00          10,437.50


   3      3,000     120,000    10,000.00    1.75            5.250          437.50            125,250.00          10,437.50


   4      3,000     120,000    10,000.00    1.75            5.250          437.50            125,250.00          10,437.50


   5      3,000     120,000    10,000.00    1.75            5.250          437.50            125,250.00          10,437.50


   6      3,000     141,000    11,750.00    1.75            5.250          437.50            146,250.00          12,187.50


   7      3,000     145,935    12,161.25    1.75            5.250          437.50            151,185.00          12,598.75


   8      3,000     151,043    12,586.89    1.75            5.250          437.50            156,292.73          13,024.39


   9      3,000     156,329    13,027.44    1.75            5.250          437.50            161,579.22          13,464.94


  10      3,000     161,801    13,483.40    1.75            5.250          437.50            167,050.74          13,920.90


Five Year Renewal Period



  11      3,000     167,464    13,955.31    1.75            5.250          437.50            172,713.77          14,392.81


  12      3,000     173,325    14,443.75    1.75            5.250          437.50            178,575.00          14,881.25


  13      3,000     179,391    14,949.28    1.75            5.250          437.50            184,641.38          15,386.78


  14      3,000     185,670    15,472.51    1.75            5.250          437.50            190,920.07          15,910.01


  15      3,000     192,169    16,014.04    1.75            5.250          437.50            197,418.53          16,451.54


Five Year Renewal Period

  16      3,000     198,894    16,574.54    1.75            5.250          437.50            204,144.43          17,012.04


  17      3,000     205,856    17,154.64    1.75            5.250          437.50            211,105.73          17,592.14


  18      3,000     213,061    17,755.06    1.75            5.250          437.50            218,310.68          18,192.56


  19      3,000     220,518    18,376.48    1.75            5.250          437.50            225,767.80          18,813.98


  20      3,000     228,236    19,019.66    1.75            5.250          437.50            233,485.93          19,457.16


Five Year Renewal Period

  21      3,000     236,224    19,685.35    1.75            5.250          437.50            241,474.19          20,122.85


  22      3,000     244,492    20,374.34    1.75            5.250          437.50            249,742.03          20,811.84


  23      3,000     253,049    21,087.44    1.75            5.250          437.50            258,299.25          21,524.94


  24      3,000     261,906    21,825.50    1.75            5.250          437.50            267,155.98          22,263.00


  25      3,000     271,073    22,589.39    1.75            5.250          437.50            276,322.69          23,026.89


Four Year Renewal Period

  26      3,000     280,560    23,380.02    1.75            5.250          437.50            285,810.23          23,817.52


  27      3,000     290,380    24,198.32    1.75            5.250          437.50            295,629.84          24,635.82


  28      3,000     300,543    25,045.26    1.75            5.250          437.50            305,793.13          25,482.76


  29      3,000     311,062    25,921.85    1.75            5.250          437.50            316,312.14          26,359.35


              3.50% ANNUAL INCREASE                  ADJUSTED ANNUALLY TO ACTUAL





     1 - Tenant is responsible for own taxes and insurance; reimburses Landlord for CAM only

     2  -  Option  Period  rent:  To  be   negotiated   prior  to   commencement




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